UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02405, 811-09739 and 811-21434

Name of Fund:     BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address:     100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 09/30/2014

Item 1 – Report to Stockholders

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.42	4.29
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, through its investments in Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”), the Fund outperformed its blended reference benchmark (60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index). For the same period, the Fund outperformed the fixed income portion of the benchmark, the Barclays U.S. Aggregate Bond Index, and underperformed the equity portion of the benchmark, the Russell 1000® Index.

What factors influenced performance?

•	From an asset allocation perspective, the Fund benefited from its overweight in equities relative to the blended reference benchmark as equities outperformed fixed income over the 12-month period.

•

Relative to the Russell 1000® Index, the Master Large Cap Core Portfolio benefited from good stock selection, most notably in the consumer staples and industrials sectors. Food & staples retailing had the greatest positive impact within consumer staples, while airlines generated strong performance within industrials. Additional contributions came from auto component holdings within consumer discretionary, refiners within energy and exposure to health care providers & services within health care. Conversely, positioning within information technology (“IT”) detracted from performance, with hardware and IT services holdings having the most negative impact. The financials sector was an additional source of weakness as select insurance and bank holdings lagged. In particular, property & casualty insurers underperformed on signs that the pace of industry price increases had begun to decelerate. The Master Large Cap Core Portfolio reduced exposure to this group during the period. Broader volatility in interest rates, coupled with ongoing litigation expenses and regulatory pressures dampened investor sentiment toward select large U.S. money center banks.

•

The Master Total Return Portfolio outperformed the Barclays U.S. Aggregate Bond Index, with the largest contributions from an allocation to non-U.S. sovereign bonds and foreign currency exposures. An overweight in securitized assets contributed to performance as well. In addition, the Master Total Return Portfolio generated positive performance from its overweight in municipal bonds, particularly exposure on the long end of the yield curve. Detracting from performance within fixed income were positions designed to manage risk from macroeconomic factors. An underweight in U.S. agency debt also detracted from performance as interest rates rallied lower throughout the period. An underweight in 15-year agency mortgage-backed securities (“MBS”) proved to be a slight disadvantage.

Describe recent portfolio activity.

•

From a broad asset allocation perspective, the Fund reduced exposure to equities in the first quarter of 2014 following strong market performance. While the global growth outlook remained positive, richer valuations and signs of slowing economic momentum led to the decision to tactically reduce equity market risk and increase fixed income exposure.

•

Within equities, the Master Large Cap Core Portfolio increased exposure to the IT sector, specifically within the communications equipment, hardware and semiconductor industries. The allocation to consumer staples increased as well, mainly within beverages. The Portfolio’s weighting in industrials decreased, particularly industrial conglomerates and aerospace & defense. Exposure to consumer discretionary also declined, largely with respect to the auto components and media industries.

•

In fixed income, the Master Total Return Portfolio maintained a yield curve flattening bias, with overweight exposure to the long end of the yield curve and an underweight to shorter maturities. This positioning was driven by the expectation that the U.S. Federal Reserve would signal the end of easy policy, leading to a sell-off in the short end of the yield curve. Toward the end of the period, the Master Total Return Portfolio added to its high yield corporate credit exposure as market volatility created attractive purchase opportunities, and reduced exposure to investment grade credit as the sector has outperformed in 2014.

Describe portfolio positioning at period end.

•

At period end, the Fund was modestly overweight in equities and underweight in fixed income relative to the blended reference benchmark, given a generally constructive view on the broader economic recovery and a cautious view on fixed income overall coupled with the direction of interest rates.

•

In equities, the Master Large Cap Core Portfolio held its largest sector overweights relative to the Russell 1000® Index in IT and financials, while consumer staples and utilities were the most notable underweights.

•

Relative to the Barclays U.S. Aggregate Bond Index, the Master Total Return Portfolio remained generally underweight in government-related sectors in favor of non-government spread sectors. Within spread sectors, the fixed income allocation was most significantly overweight in commercial mortgage-backed securities and asset-backed securities, while maintaining an underweight in investment grade corporate credit. The Master Total Return Portfolio also held non-benchmark allocations to non-agency residential MBS, high yield bonds, non-U.S. sovereign bonds and U.S. Treasury inflation-protected securities. The fixed income allocation ended the period with a slight underweight in duration relative to that of the Barclays U.S. Aggregate Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[5]	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2014

				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.71%	1.39%	3.76%	14.77%	N/A	11.45%	N/A	6.55%	N/A
Investor A	1.34	1.04	3.62	14.39	8.38%	11.10	9.90%	6.24	5.67%
Investor B	0.65	0.33	3.16	13.27	8.77	10.01	9.73	5.49	5.49
Investor C	0.62	0.30	3.21	13.51	12.51	10.23	10.23	5.41	5.41
Class R	1.03	0.71	3.44	14.03	N/A	10.67	N/A	5.86	N/A
60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index	—	—	4.37	12.87	N/A	11.32	N/A	7.21	N/A
Barclays U.S. Aggregate Bond Index	—	—	2.21	3.96	N/A	4.12	N/A	4.62	N/A
Russell 1000® Index	—	—	5.80	19.01	N/A	15.90	N/A	8.46	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,037.60	$3.06	$1,000.00	$1,022.06	$3.04	0.60%
Investor A	$1,000.00	$1,036.20	$4.59	$1,000.00	$1,020.56	$4.56	0.90%
Investor B	$1,000.00	$1,031.60	$9.32	$1,000.00	$1,015.89	$9.25	1.83%
Investor C	$1,000.00	$1,032.10	$8.56	$1,000.00	$1,016.65	$8.49	1.68%
Class R	$1,000.00	$1,034.40	$6.43	$1,000.00	$1,018.75	$6.38	1.26%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolios, the expense table example reflects the net expenses of both the Fund and the Master Portfolios in which it invests.

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. The performance information for periods prior to

February 2009 does not reflect any investment by the Fund in the Master Large Cap Core Portfolio. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

The Benefits and Risks of Leveraging

The Master Total Return Portfolio may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the Master Total Return Portfolio’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Master Total Return Portfolio had not used leverage.

Furthermore, the value of the Master Total Return Portfolio’s investments generally varies inversely with the direction of long-term interest rates,

although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Master Total Return Porfolio’s leveraging strategy will be successful.

The use of leverage also will generally cause greater changes in the Master Total Return Portfolio’s NAV and dividend rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Master Total Return Portfolio’s shares than if the Master Total Return Portfolio were not leveraged. In addition, the Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio will incur expenses in connection with the use of leverage, all of which are borne by the Master Total Return Portfolio shareholders and may reduce income.

Derivative Financial Instruments

The Master Portfolios may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Master Portfolios’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolios to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolios can realize on an investment, may result in lower distributions paid to shareholders and/or may cause the Master Portfolios to hold an investment that they might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in each of the Master Portfolios’ Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	7

Statement of Assets and Liabilities	BlackRock Balanced Capital Fund, Inc.

September 30, 2014

Assets
Investments at value — Master Large Cap Core Portfolio (cost — $449,518,729)	$566,150,394
Investments at value — Master Total Return Portfolio (cost — $331,781,010)	336,207,792
Investments in BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (shares — 11,246,786; cost — $11,246,786)	11,246,786
Capital shares sold receivable	1,208,855
Dividends receivable — affiliated	290
Prepaid expenses	55,417

Total assets	914,869,534

Liabilities
Capital shares redeemed payable	1,164,016
Service and distribution fees payable	167,652
Transfer agent fees payable	224,565
Other affiliates payable	13,457
Investment advisory fees payable	84,767
Officer’s fees payable	6,805
Other accrued expenses payable	80,899

Total liabilities	1,742,161

Net Assets	$913,127,373

Net Assets Consist of
Paid-in capital	$681,968,346
Undistributed net investment income	219,340
Accumulated net realized gain	109,881,240
Net unrealized appreciation/depreciation	121,058,447

Net Assets	$913,127,373

Net Asset Value
Institutional — Based on net assets of $348,344,952 and 13,362,508 shares outstanding, 400 million shares authorized, $0.10 par value	$26.07

Investor A — Based on net assets of $476,918,920 and 18,343,198 shares outstanding, 200 million shares authorized, $0.10 par value	$26.00

Investor B — Based on net assets of $3,633,030 and 143,607 shares outstanding, 500 million shares authorized, $0.10 par value	$25.30

Investor C — Based on net assets of $74,908,285 and 3,147,460 shares outstanding, 200 million shares authorized, $0.10 par value	$23.80

Class R — Based on net assets of $9,322,186 and 377,739 shares outstanding, 500 million shares authorized, $0.10 par value	$24.68

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Statement of Operations	BlackRock Balanced Capital Fund, Inc.

Year Ended September 30, 2014

Investment Income
Dividends — affiliated	$5,366
Net investment income allocated from the Master Portfolios:
Interest — unaffiliated	13,280,450
Interest — affiliated	132
Dividends — unaffiliated	8,928,441
Foreign taxes withheld	(55,790)
Securities lending — affiliated	1,169
Dividends — affiliated	49,224
Total expenses	(3,556,438)
Fees waived	6,931

Total income	18,659,485

Fund Expenses
Investment advisory	3,852,128
Service — Investor A	1,168,844
Service and distribution — Investor B	43,839
Service and distribution — Investor C	710,927
Service and distribution — Class R	45,963
Transfer agent — Institutional	275,437
Transfer agent — Investor A	597,770
Transfer agent — Investor B	16,978
Transfer agent — Investor C	107,017
Transfer agent — Class R	20,812
Printing	75,195
Professional	77,782
Registration	84,808
Officer	28,474
Custodian	1,176
Miscellaneous	29,653

Total expenses	7,136,803
Less fees waived by Manager	(2,870,082)

Total expenses after fees waived	4,266,721

Net investment income	14,392,764

Realized and Unrealized Gain Allocated from the Master Portfolios
Net realized gain from investments, financial futures contracts, options written, swaps, foreign currency transactions and borrowed bonds	97,047,934
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, options written, swaps, foreign currency translations and borrowed bonds	6,881,016

Total realized and unrealized gain	103,928,950

Net Increase in Net Assets Resulting from Operations	$118,321,714

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	9

Statements of Changes in Net Assets	BlackRock Balanced Capital Fund, Inc.

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$14,392,764	$14,646,127
Net realized gain	97,047,934	72,425,988
Net change in unrealized appreciation/depreciation	6,881,016	13,989,532

Net increase in net assets resulting from operations	118,321,714	101,061,647

Distributions to Shareholders From[1]
Net investment income:
Institutional	(7,103,520)	(8,049,416)
Investor A	(8,592,906)	(7,536,107)
Investor B	(37,523)	(33,652)
Investor C	(915,737)	(470,066)
Class R	(150,374)	(110,809)
Net realized gain:
Institutional	(25,527,071)	(15,801,809)
Investor A	(35,924,272)	(16,530,590)
Investor B	(379,669)	(255,878)
Investor C	(5,751,000)	(2,479,925)
Class R	(740,627)	(352,601)

Decrease in net assets resulting from distributions to shareholders	(85,122,699)	(51,620,853)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	39,640,238	(160,432,633)

Net Assets
Total increase (decrease) in net assets	72,839,253	(110,991,839)
Beginning of year	840,288,120	951,279,959

End of year	$913,127,373	$840,288,120

Undistributed net investment income, end of year	$219,340	$3,541,325

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Balanced Capital Fund, Inc.

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$25.16	$23.77	$20.18	$20.28	$19.17	$25.11	$23.68	$20.10	$20.21	$19.11

Net investment income[1]	0.48	0.47	0.55	0.51	0.46	0.40	0.38	0.47	0.40	0.39
Net realized and unrealized gain (loss)	3.05	2.35	3.55	(0.13)	1.20	3.03	2.37	3.55	(0.10)	1.19

Net increase from investment operations	3.53	2.82	4.10	0.38	1.66	3.43	2.75	4.02	0.30	1.58

Distributions from:[2]
Net investment income	(0.56)	(0.53)	(0.51)	(0.48)	(0.55)	(0.48)	(0.42)	(0.44)	(0.41)	(0.48)
Net realized gain	(2.06)	(0.90)	—	—	—	(2.06)	(0.90)	—	—	—

Total distributions	(2.62)	(1.43)	(0.51)	(0.48)	(0.55)	(2.54)	(1.32)	(0.44)	(0.41)	(0.48)

Net asset value, end of year	$26.07	$25.16	$23.77	$20.18	$20.28	$26.00	$25.11	$23.68	$20.10	$20.21

Total Return[3]
Based on net asset value	14.77%	12.42%	20.52%	1.67%	8.75%[4]	14.39%	12.14%	20.16%	1.31%	8.38%[5]

Ratios to Average Net Assets[6]
Total expenses	0.95%	0.98%	0.96%	1.07%	1.08%	1.25%	1.29%	1.28%	1.39%	1.40%

Total expenses after fees waived and/or reimbursed	0.63%	0.66%	0.66%	0.76%	0.76%	0.92%	0.97%	0.97%	1.07%	1.08%

Net investment income	1.88%	1.87%	2.45%	2.33%	2.28%	1.58%	1.51%	2.12%	1.83%	1.96%

Supplemental Data
Net assets, end of year (000)	$348,345	$317,572	$426,027	$511,458	$547,721	$476,919	$445,295	$447,620	$426,819	$488,087

Portfolio turnover rate of the Fund[7]	—	—	—	—	—	—	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	750%	777%	1,346%	1,771%	1,754%	750%	777%	1,346%	1,771%	1,754%

Portfolio turnover rate of the Master Large Cap Core Portfolio	40%	50%	128%	129%	173%	40%	50%	128%	129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.32%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.95%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010

Portfolio turnover rate (excluding mortgage dollar roll transactions)	529%	450%	752%	1,379%	1,248%

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	11

Financial Highlights (continued)	BlackRock Balanced Capital Fund, Inc.

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$24.47	$23.07	$19.55	$19.65	$18.56	$23.20	$21.92	$18.64	$18.77	$17.79

Net investment income[1]	0.14	0.13	0.24	0.18	0.20	0.19	0.18	0.28	0.21	0.21
Net realized and unrealized gain (loss)	2.96	2.29	3.46	(0.10)	1.16	2.79	2.17	3.28	(0.08)	1.12

Net increase from investment operations	3.10	2.42	3.70	0.08	1.36	2.98	2.35	3.56	0.13	1.33

Distributions from:[2]
Net investment income	(0.21)	(0.12)	(0.18)	(0.18)	(0.27)	(0.32)	(0.17)	(0.28)	(0.26)	(0.35)
Net realized gain	(2.06)	(0.90)	—	—	—	(2.06)	(0.90)	—	—	—

Total distributions	(2.27)	(1.02)	(0.18)	(0.18)	(0.27)	(2.38)	(1.07)	(0.28)	(0.26)	(0.35)

Net asset value, end of year	$25.30	$24.47	$23.07	$19.55	$19.65	$23.80	$23.20	$21.92	$18.64	$18.77

Total Return[3]
Based on net asset value	13.27%	10.94%	19.01%	0.34%	7.37%[4]	13.51%	11.22%	19.22%	0.55%	7.53%[5]

Ratios to Average Net Assets[6]
Total expenses	2.26%	2.33%	2.29%	2.36%	2.34%	2.02%	2.07%	2.06%	2.18%	2.20%

Total expenses after fees waived and/or reimbursed	1.93%	2.01%	1.98%	2.04%	2.02%	1.69%	1.75%	1.75%	1.87%	1.88%

Net investment income	0.56%	0.51%	1.13%	0.86%	1.03%	0.81%	0.72%	1.33%	1.04%	1.16%

Supplemental Data
Net assets, end of year (000)	$3,633	$4,926	$7,128	$8,786	$14,374	$74,908	$63,952	$61,541	$56,608	$61,017

Portfolio turnover rate of the Fund[7]	—	—	—	—	—	—	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	750%	777%	1,346%	1,771%	1,754%	750%	777%	1,346%	1,771%	1,754%

Portfolio turnover rate of the Master Large Cap Core Portfolio	40%	50%	128%	129%	173%	40%	50%	128%	129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.82%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.12%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010

Portfolio turnover rate (excluding mortgage dollar roll transactions)	529%	450%	752%	1,379%	1,248%

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Balanced Capital Fund, Inc.

	Class R
	Year Ended September 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$23.96	$22.63	$19.22	$19.33	$18.31

Net investment income[1]	0.30	0.28	0.37	0.30	0.29
Net realized and unrealized gain (loss)	2.89	2.24	3.39	(0.09)	1.14

Net increase from investment operations	3.19	2.52	3.76	0.21	1.43

Distributions from:[2]
Net investment income	(0.41)	(0.29)	(0.35)	(0.32)	(0.41)
Net realized gain	(2.06)	(0.90)	—	—	—

Total distributions	(2.47)	(1.19)	(0.35)	(0.32)	(0.41)

Net asset value, end of year	$24.68	$23.96	$22.63	$19.22	$19.33

Total Return[3]
Based on net asset value	14.03%	11.66%	19.73%	0.96%	7.87%[4]

Ratios to Average Net Assets[5]
Total expenses	1.59%	1.66%	1.67%	1.77%	1.84%

Total expenses after fees waived and/or reimbursed	1.27%	1.33%	1.36%	1.46%	1.52%

Net investment income	1.23%	1.16%	1.73%	1.44%	1.51%

Supplemental Data
Net assets, end of year (000)	$9,322	$8,542	$8,963	$8,118	$9,737

Portfolio turnover rate of the Fund[6]	—	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[7]	750%	777%	1,346%	1,771%	1,754%

Portfolio turnover rate of the Master Large Cap Core Portfolio	40%	50%	128%	129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.53%.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[6]	Excludes transactions in the Master Portfolios.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010

Portfolio turnover rate (excluding mortgage dollar roll transactions)	529%	450%	752%	1,379%	1,248%

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	13

Notes to Financial Statements	BlackRock Balanced Capital Fund, Inc.

1. Organization:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing the fixed income portion of its assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund, and investing the equity portion of its assets in Master Large Cap Core Portfolio (the “Master Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The percentages of the Master Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund at September 30, 2014 were 24.2% and 9.8%, respectively. The performance of the Fund is directly affected by the performance of the Master Portfolios. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolios at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolios. Valuation of securities held by the Master Portfolios is discussed in Note 2 of each Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Investments in open-end registered investment companies are valued at NAV each business day.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

14	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
BlackRock Liquidity Funds, TempFund, Institutional Class	$11,246,786	—	—	$11,246,786

There were no transfers between levels during the year ended September 30, 2014.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Master Portfolio’s investment in BlackRock Cayman Master Total Return Portfolio I, Ltd. (“Subsidiary”) are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from income distributions and capital gain distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Master Portfolio from the Subsidiary in any taxable year, the loss allocated to the Fund will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year. As such, the net investment income (loss) and realized gains (losses) reported in the Master Portfolio’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary and allocated to the Fund may differ significantly from income distributions and capital gain distributions paid by the Fund.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.500%
$250 million - $300 million	0.450%
$300 million - $400 million	0.425%
Greater than $400 million	0.400%

The Fund also pays an investment advisory fee to the Manager, which is the investment advisor of Master Total Return Portfolio and Master Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Large Cap Core Portfolio. The Manager has contractually agreed to waive its investment advisory fee by the amount the Fund pays in connection with its investments in the Master Portfolios. For the year ended September 30, 2014, the Manager waived $2,858,364, which is included in fees waived by Manager in the Statement of Operations.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	16,206,029	(4,959,243)	11,246,786	$5,366

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies except to the extent noted above with respect to Master Total Return Portfolio and Master Large Cap Core Portfolio, if any. For the year ended September 30, 2014, the Manager waived $11,718, which is included in fees waived by Manager in the Statement of Operations.

The Manager, on behalf of each Fund, entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2014, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$31
Investor A	$13

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$18,486
Investor A	$24,670
Investor B	$997
Investor C	$4,549
Class R	$69

16	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $30,208.

For the year ended September 30, 2014, affiliates received CDSCs as follows:

Investor A	$253
Investor B	$1,805
Investor C	$4,310

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to the timing and recognition of partnership income were reclassified to the following accounts:

Undistributed net investment income	$(914,689)
Accumulated net realized gain	$914,689

The tax character of distributions paid during was as follows:

	9/30/14	9/30/13
Ordinary income	$40,758,608	$19,580,917
Long-term capital gains	44,364,091	32,039,936

Total	$85,122,699	$51,620,853

As of September 30, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$18,100,887
Undistributed long-term capital gains	80,370,251
Net unrealized gains[1]	132,687,889

Total	$231,159,027

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

5. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended September 30, 2014.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	17

Notes to Financial Statements (concluded)	BlackRock Balanced Capital Fund, Inc.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	980,571	$25,081,312	587,970	$14,063,136
Shares issued to shareholders in reinvestment of distributions	1,058,374	25,988,038	862,779	19,913,174
Shares redeemed	(1,296,288)	(33,207,672)	(6,751,385)	(161,100,560)

Net increase (decrease)	742,657	$17,861,678	(5,300,636)	$(127,124,250)

Investor A
Shares sold and automatic conversion of shares	1,724,599	$43,864,042	1,091,500	$26,552,253
Shares issued to shareholders in reinvestment of distributions	1,585,357	38,831,120	906,027	20,869,711
Shares redeemed	(2,703,341)	(68,793,610)	(3,160,000)	(76,081,120)

Net increase (decrease)	606,615	$13,901,552	(1,162,473)	$(28,659,156)

Investor B
Shares sold	8,370	$206,975	15,539	$368,166
Shares issued to shareholders in reinvestment of distributions	14,354	341,728	10,919	242,308
Shares redeemed and automatic conversion of shares	(80,436)	(1,998,619)	(134,128)	(3,134,895)

Net decrease	(57,712)	$(1,449,916)	(107,670)	$(2,524,421)

Investor C
Shares sold	579,939	$13,558,206	382,333	$8,560,685
Shares issued to shareholders in reinvestment of distributions	262,991	5,906,750	121,509	2,558,974
Shares redeemed	(452,565)	(10,607,564)	(554,790)	(12,372,766)

Net increase (decrease)	390,365	$8,857,392	(50,948)	$(1,253,107)

Class R
Shares sold	150,010	$3,643,101	101,324	$2,340,471
Shares issued to shareholders in reinvestment of distributions	38,306	891,000	21,204	463,410
Shares redeemed	(167,052)	(4,064,569)	(162,165)	(3,675,580)

Net increase (decrease)	21,264	$469,532	(39,637)	$(871,699)

Total Net Increase (Decrease)	1,703,189	$39,640,238	(6,661,364)	$(160,432,633)

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Capital Fund, Inc. (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended September 30, 2014:

	Payable Dates
	12/23/13	7/18/14
Qualified Dividend Income for Individuals[1]	41.56%	25.98%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	40.03%	23.54%
Federal Obligation Interest[2]	3.18%	2.36%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[3]	42.69%	72.23%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $1.340584 per share to shareholders of record on December 19, 2013.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	19

Portfolio Summary	Master Large Cap Core Portfolio

As of September 30, 2014

Ten Largest Holdings	Percent of Long-Term Investments
JPMorgan Chase & Co.	3%
CVS Health Corp.	3
Bank of America Corp.	3
Comcast Corp., Class A	3
Merck & Co., Inc.	3
Lowe’s Cos., Inc.	3
U.S. Bancorp	3
3M Co.	2
Discover Financial Services	2
American International Group, Inc.	2

Sector Allocations	Percent of Long-Term Investments
Information Technology	25%
Financials	21
Health Care	16
Consumer Discretionary	11
Energy	10
Industrials	9
Consumer Staples	5
Materials	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

20	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.4%
Rockwell Collins, Inc.	104,600	$8,211,100
Airlines — 1.8%
Delta Air Lines, Inc.	249,300	9,012,195
Southwest Airlines Co.	566,900	19,144,213
United Continental Holdings, Inc. (a)	299,300	14,004,247

		42,160,655
Auto Components — 0.8%
BorgWarner, Inc.	88,700	4,666,507
TRW Automotive Holdings Corp. (a)	144,339	14,614,324

		19,280,831
Banks — 12.7%
Bank of America Corp.	3,980,206	67,862,512
Citigroup, Inc.	1,031,218	53,437,717
JPMorgan Chase & Co.	1,208,924	72,825,582
SunTrust Banks, Inc.	805,200	30,621,756
U.S. Bancorp	1,426,975	59,690,364
Wells Fargo & Co.	234,900	12,184,263

		296,622,194
Beverages — 2.3%
Dr. Pepper Snapple Group, Inc.	501,600	32,257,896
Molson Coors Brewing Co., Class B	283,900	21,133,516

		53,391,412
Biotechnology — 2.9%
Amgen, Inc.	202,200	28,401,012
Biogen Idec, Inc. (a)	119,610	39,568,184

		67,969,196
Capital Markets — 1.1%
The Goldman Sachs Group, Inc.	142,900	26,232,153
Chemicals — 0.8%
Cabot Corp.	166,574	8,456,962
The Dow Chemical Co.	193,100	10,126,164

		18,583,126
Commercial Services & Supplies — 0.7%
Tyco International Ltd.	376,000	16,758,320
Communications Equipment — 4.1%
Brocade Communications Systems, Inc.	1,997,742	21,715,455
Cisco Systems, Inc.	1,467,600	36,939,492
QUALCOMM, Inc.	511,600	38,252,332

		96,907,279
Construction & Engineering — 0.3%
AECOM Technology Corp. (a)	195,400	6,594,750
Consumer Finance — 2.9%
Discover Financial Services	880,600	56,701,834

Common Stocks	Shares	Value
Consumer Finance (concluded)
SLM Corp.	1,389,384	$11,893,127

		68,594,961
Containers & Packaging — 1.1%
Packaging Corp. of America	396,213	25,286,314
Electronic Equipment, Instruments & Components — 0.5%
TE Connectivity Ltd.	217,800	12,042,162
Energy Equipment & Services — 4.3%
Halliburton Co.	463,100	29,874,581
Oceaneering International, Inc.	96,400	6,282,388
Schlumberger Ltd.	537,200	54,627,868
Weatherford International PLC (a)	512,600	10,662,080

		101,446,917
Food & Staples Retailing — 2.9%
CVS Health Corp.	852,725	67,868,383
Health Care Equipment & Supplies — 0.3%
Medtronic, Inc.	127,000	7,867,650
Health Care Providers & Services — 7.1%
Aetna, Inc.	537,600	43,545,600
Centene Corp. (a)	232,600	19,238,346
CIGNA Corp.	80,400	7,291,476
McKesson Corp.	203,325	39,581,278
UnitedHealth Group, Inc.	309,100	26,659,875
Universal Health Services, Inc., Class B	274,550	28,690,475

		165,007,050
Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp.	326,300	20,299,123
Industrial Conglomerates — 2.5%
3M Co.	405,275	57,419,362
Insurance — 4.4%
American International Group, Inc.	1,025,300	55,386,706
Genworth Financial, Inc., Class A (a)	1,585,100	20,764,810
The Travelers Cos., Inc.	290,400	27,280,176

		103,431,692
Internet & Catalog Retail — 0.8%
The Priceline Group, Inc. (a)	15,330	17,761,031
Internet Software & Services — 4.1%
Facebook, Inc., Class A (a)	383,900	30,343,456
Google, Inc., Class A (a)	55,995	32,948,018
Google, Inc., Class C (a)	55,545	32,069,461

		95,360,935
IT Services — 4.3%
Alliance Data Systems Corp. (a)	18,700	4,642,649

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	21

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
Amdocs Ltd.	331,099	$15,190,822
Cognizant Technology Solutions Corp., Class A (a)	404,600	18,113,942
MasterCard, Inc., Class A	688,300	50,879,136
Total System Services, Inc.	383,254	11,865,544

		100,692,093
Machinery — 1.7%
Kennametal, Inc.	161,000	6,650,910
Parker Hannifin Corp.	166,686	19,027,207
WABCO Holdings, Inc. (a)	141,200	12,842,140

		38,520,257
Media — 2.9%
Comcast Corp., Class A	1,258,100	67,660,618
Metals & Mining — 0.2%
Vale SA — ADR	490,900	5,404,809
Multiline Retail — 0.7%
Macy’s, Inc.	263,800	15,347,884
Oil, Gas & Consumable Fuels — 6.0%
BP PLC — ADR	656,200	28,839,990
Exxon Mobil Corp.	12,500	1,175,625
Hess Corp.	271,682	25,625,046
Marathon Petroleum Corp.	332,500	28,152,775
PBF Energy, Inc., Class A	218,200	5,236,800
Suncor Energy, Inc.	1,026,540	37,109,421
Tesoro Corp.	225,393	13,744,465

		139,884,122
Paper & Forest Products — 0.7%
Domtar Corp.	453,000	15,913,890
Pharmaceuticals — 5.8%
Johnson & Johnson	115,725	12,335,128
Merck & Co., Inc.	1,053,400	62,445,552
Mylan, Inc. (a)	349,600	15,903,304
Pfizer, Inc.	274,475	8,116,226
Teva Pharmaceutical Industries Ltd. — ADR	698,036	37,519,435

		136,319,645
Road & Rail — 1.4%
Norfolk Southern Corp.	228,600	25,511,760
Union Pacific Corp.	62,000	6,722,040

		32,233,800

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp.	826,800	$28,789,176
Micron Technology, Inc. (a)	1,366,500	46,816,290

		75,605,466
Software — 1.7%
Microsoft Corp.	333,000	15,437,880
Oracle Corp.	618,500	23,676,180

		39,114,060
Specialty Retail — 4.4%
The Home Depot, Inc.	185,500	17,017,770
Lowe’s Cos., Inc.	1,135,700	60,101,244
Ross Stores, Inc.	345,200	26,090,216

		103,209,230
Technology Hardware, Storage & Peripherals — 6.7%
Apple, Inc.	238,120	23,990,590
EMC Corp.	1,262,500	36,940,750
Hewlett-Packard Co.	889,676	31,556,808
SanDisk Corp.	209,100	20,481,345
Seagate Technology PLC	98,100	5,618,187
Western Digital Corp.	386,690	37,632,671

		156,220,351
Total Long-Term Investments (Cost — $1,765,765,620) — 99.4%		2,321,222,821

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	11,267,596	11,267,596
Total Short-Term Securities (Cost — $11,267,596) — 0.5%		11,267,596
Total Investments (Cost — $1,777,033,216) — 99.9%		2,332,490,417
Other Assets Less Liabilities — 0.1%		3,012,753

Net Assets — 100.0%		$2,335,503,170

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be affiliates of the Portfolio during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	47,573,194	(36,305,598)	11,267,596	$11,497
BlackRock Liquidity Series, LLC, Money Market Series	$18,691,623	$(18,691,623)	—	$4,828

(c)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments) Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,321,222,821	—	—	$2,321,222,821
Short-Term Securities	11,267,596	—	—	11,267,596

Total	$2,332,490,417	—	—	$2,332,490,417

[1]	See above Schedule of Investments for values in each industry.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	23

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

September 30, 2014

Assets
Investments at value — unaffiliated (cost — $1,765,765,620)	$2,321,222,821
Investments at value — affiliated (cost — $11,267,596)	11,267,596
Investments sold receivable	10,552,195
Contributions receivable from investors	1,164,023
Dividends receivable — unaffiliated	2,777,742
Dividends receivable — affiliated	653
Prepaid expenses	2,560

Total assets	2,346,987,590

Liabilities
Investments purchased payable	6,762,742
Withdrawals payable to investors	3,667,150
Investment advisory fees payable	918,195
Directors’ fees payable	16,834
Other affiliates payable	11,811
Other accrued expenses payable	107,688

Total liabilities	11,484,420

Net Assets	$2,335,503,170

Net Assets Consist of
Investors’ capital	$1,780,045,969
Net unrealized appreciation/depreciation	555,457,201

Net Assets	$2,335,503,170

See Notes to Financial Statements.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Statement of Operations	Master Large Cap Core Portfolio

Year Ended September 30, 2014

Investment Income
Dividends — unaffiliated	$36,799,236
Other income — affiliated	159,387
Dividends — affiliated	11,497
Securities lending — affiliated — net	4,828
Foreign taxes withheld	(231,539)

Total income	36,743,409

Expenses
Investment advisory	10,985,642
Accounting services	413,368
Professional	73,661
Directors	68,784
Custodian	59,494
Printing	1,838
Miscellaneous	38,340

Total expenses	11,641,127
Less fees waived by Manager	(23,698)

Total expenses after fees waived	11,617,429

Net investment income	25,125,980

Realized and Unrealized Gain
Net realized gain from investments	363,322,933
Net change in unrealized appreciation/depreciation on investments	28,704,584

Total realized and unrealized gain	392,027,517

Net Increase in Net Assets Resulting from Operations	$417,153,497

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	25

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$25,125,980	$29,505,366
Net realized gain	363,322,933	284,648,685
Net change in unrealized appreciation/depreciation	28,704,584	106,688,133

Net increase in net assets resulting from operations	417,153,497	420,842,184

Capital Transactions
Proceeds from contributions	155,850,428	195,011,707
Value of withdrawals	(546,397,150)	(625,808,249)

Net decrease in net assets derived from capital transactions	(390,546,722)	(430,796,542)

Net Assets
Total increase (decrease) in net assets	26,606,775	(9,954,358)
Beginning of year	2,308,896,395	2,318,850,753

End of year	$2,335,503,170	$2,308,896,395

See Notes to Financial Statements.

26	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Financial Highlights	Master Large Cap Core Portfolio

	Year Ended September 30,
	2014	2013	2012	2011	2010

Total Return
Total return	19.44%	20.39%	29.97%	(1.61)%	6.16%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.49%	0.49%

Total expenses after fees waived	0.50%	0.50%	0.50%	0.49%	0.49%

Net investment income	1.08%	1.29%	1.67%	1.13%	1.11%

Supplemental Data
Net assets, end of year (000)	$2,335,503	$2,308,896	$2,318,851	$2,306,714	$3,209,486

Portfolio turnover rate	40%	50%	128%	129%	173%

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	27

Notes to Financial Statements	Master Large Cap Core Portfolio

1. Organization:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

The Portfolio values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

28	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loan securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of September 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under the Master Securities Lending Agreements (the “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	29

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. For the year ended September 30, 2014, $23,698 is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Portfolio pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Portfolio to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to the Portfolio, expired.

For the year ended September 30, 2014, the Portfolio reimbursed the Manager $24,019 for certain accounting services, which are included in accounting services in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio.

curities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Portfolio retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended September 30, 2014, the Portfolio paid BIM $2,570 for securities lending agent services.

The Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as other income – affiliated in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $559,754.

30	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2014, were $927,755,658 and $1,256,196,650, respectively.

6. Income Tax Information

The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolio’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,780,626,939

Gross unrealized appreciation	$579,980,978
Gross unrealized depreciation	(28,117,500)

Net unrealized appreciation	$551,863,478

7. Bank Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2014.

8. Principal Risks:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of September 30, 2014, the Portfolio invested a significant portion of its assets in securities in the Information Technology and Financials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	31

Report of Independent Registered Public Accounting Firm	Master Large Cap Core Portfolio

To the Investors of Master Large Cap Core Portfolio and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series LLC (the “Master LLC”), as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series LLC as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

32	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Officers and Directors of Master Large Cap Series LLC

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 152 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 152 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 152 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 152 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 152 Portfolios	None
Ian A. MacKinnon 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 152 Portfolios	None
Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	33

Officers and Directors of Master Large Cap Series LLC (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 152 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 152 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Corporation/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Trust’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Directors[4]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Corporation/Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Officers and Directors of Master Large Cap Series LLC (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation/Master LLC’s Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Corporation/Master LLC and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Corporation/Master LLC.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Corporation/Master LLC and Jennifer McGovern became a Vice President of the Corporation/Master LLC.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	35

Master Portfolio Information	Master Total Return Portfolio

As of September 30, 2014

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	48%
Corporate Bonds	17
U.S. Treasury Obligations	13
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	6
Taxable Municipal Bonds	3
Foreign Government Obligations	2
Floating Rate Loan Interests	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	59%
AA/Aa	6
A	11
BBB/Baa	9
BB/Ba	5
B	2
CCC/Caa	1
CC/Ca	1
N/R	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments September 30, 2014	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 0.87%, 12/25/33 (a)	USD	581	$525,739
Series 2006-CW1, Class A2C, 0.29%, 7/25/36 (a)		1,447	1,014,076
ALME Loan Funding:
Series 2X, Class A, 1.69%, 8/15/27	EUR	1,740	2,195,741
Series 2X, Class E, 5.39%, 8/15/27		395	469,721
Series 2X, Class F, 6.14%, 8/15/27		250	293,187
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Class C, 2.42%, 5/08/18	USD	2,880	2,929,398
Series 2012-4, Class B, 1.31%, 11/08/17		1,825	1,832,430
Series 2012-4, Class C, 1.93%, 8/08/18		2,865	2,886,422
Series 2013-4, Class B, 1.66%, 9/10/18		1,280	1,286,432
Series 2013-4, Class C, 2.72%, 9/09/19		780	794,432
Series 2013-4, Class D, 3.31%, 10/08/19		1,830	1,868,554
Series 2013-5, Class B, 1.52%, 1/08/19		1,360	1,353,661
Series 2013-5, Class C, 2.29%, 11/08/19		725	726,020
Series 2014-1, Class B, 1.68%, 7/08/19		2,722	2,708,270
Series 2014-3, Class C, 2.58%, 9/08/20		1,090	1,088,477
Arbour CLO Ltd.:
Series 2014-1X, Class A, 1.81%, 6/16/27	EUR	1,728	2,182,556
Series 2014-1X, Class E, 0.00%, 6/16/27		338	396,410
Series 2014-1X, Class F, 5.99%, 6/16/27		336	385,904
Arianna SPV Srl, Series 1, Class A, 3.60%, 10/20/30		2,310	3,044,285
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25		1,789	2,281,340
Avoca CLO XI Ltd., Series 11X, Class A, 1.83%, 7/15/27		1,300	1,641,974
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.63%, 10/22/25 (a)(b)	USD	4,715	4,679,233
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 21A1, 0.23%, 12/25/36 (a)		532	532,782
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.43%, 7/15/24 (a)(b)		2,090	2,062,556
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.29%, 11/20/24 (a)(b)		3,150	3,127,546
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.62%, 1/20/25 (a)(b)		6,630	6,607,949

Asset-Backed Securities		Par (000)	Value
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.76%, 11/07/23 (a)(b)	USD	2,630	$2,657,007
Series 2012-1A, Class C, 2.16%, 11/07/23 (a)(b)		1,690	1,707,316
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)		4,500	4,511,359
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (b)		2,659	2,660,471
Series 2013-BA, Class A4, 1.27%, 3/15/19-5/15/19 (b)		6,135	6,128,223
Series 2013-BA, Class B, 1.78%, 6/17/19 (b)		1,240	1,237,984
Series 2013-BA, Class C, 2.24%, 9/16/19 (b)		1,285	1,281,820
Series 2014-AA, Class B, 1.76%, 8/15/19 (b)		1,435	1,426,505
Series 2014-AA, Class C, 2.28%, 11/15/19 (b)		1,850	1,839,683
CIFC Funding Ltd.:
Series 2012-3A, Class A1L, 1.61%, 1/29/25 (a)(b)		5,000	4,985,827
Series 2012-3A, Class A2L, 2.48%, 1/29/25 (a)(b)		4,480	4,457,172
Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)		2,365	2,356,900
Colombo Srl, Series 1, Class B, 0.65%, 8/28/26	EUR	537	660,828
Countrywide Asset-Backed Certificates:
0.31%, 1/25/46		2,420	2,104,118
Series 2003-BC3, Class A2, 0.77%, 9/25/33 (a)	USD	672	637,759
Series 2004-5, Class A, 1.05%, 10/25/34 (a)		752	739,183
Series 2006-17, Class 2A2, 0.30%, 3/25/47 (a)		802	682,527
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Class B, 3.12%, 3/16/20 (b)		2,020	2,038,861
Series 2012-2A, Class A, 1.52%, 3/16/20 (b)		4,165	4,178,990
Series 2013-1A, Class A, 1.21%, 10/15/20 (b)		2,580	2,583,738
Series 2013-2A, Class A, 1.50%, 4/15/21 (b)		2,475	2,486,241
Series 2014-1A, Class A, 1.55%, 10/15/21 (b)		6,095	6,118,941
Series 2014-1A, Class B, 2.29%, 4/15/22 (b)		1,665	1,684,242
Series 2014-2A, Class A, 1.88%, 3/15/22 (b)		4,870	4,869,805

Portfolio Abbreviations
ABS	Asset-Backed Security	ETF	Exchange-Traded Fund	MXN	Mexican Peso
AMBAC	American Municipal Bond Assurance Corporation	EUR	Euro	OTC	Over-the-counter
AUD	Australian Dollar	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-kind
BRL	Brazilian Real	FKA	Formerly Known As	PLN	Polish Zloty
BZDIOVER	Overnight Brazil CETIP — Interbank Rate	GBP	British Pound	PRIBOR	Prague Interbank Offer Rate
CAD	Canadian Dollar	GO	General Obligation	RB	Revenue Bonds
CDO	Collateralized Debt Obligation	INR	Indian Rupee	RUB	Russian Rouble
CHF	Swiss Franc	JIBAR	Johannesburg Interbank	S&P	Standard & Poor’s
CLO	Collateralized Loan Obligation		Offered Rate	TBA	To-be-announced
CLP	Chilean Peso	JPY	Japanese Yen	TRY	Turkish Lira
COP	Columbian Peso	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
CZK	Czech Koruna	MXIBTIIE	Mexico Interbank TIIE 28-Day Rate	ZAR	South African Rand

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	37

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.46%, 10/20/43 (a)(b)	USD	3,057	$3,012,374
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.85%, 7/08/27	EUR	1,640	2,061,642
DT Auto Owner Trust:
Series 2012-1A, Class D, 4.94%, 7/16/18 (b)	USD	3,185	3,237,773
Series 2012-2A, Class C, 2.72%, 4/17/17 (b)		131	131,565
ECP CLO Ltd., Series 2012-4A, Class A1, 1.58%, 6/19/24 (a)(b)		4,910	4,890,458
Fannie Mae REMIC Trust, Series 2003-W5, Class A, 0.37%, 4/25/33 (a)		5	4,947
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.22%, 3/25/36 (a)		26	15,762
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.51%, 10/28/24 (a)(b)		5,105	5,063,714
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,555	2,622,868
ING Investment Management CLO Ltd.:
Series 2012-2A, Class A, 1.76%, 10/15/22 (a)(b)		2,850	2,850,068
Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		2,685	2,681,189
Invitation Homes Trust, Series 2014-SFR2, Class A, 1.26%, 9/17/31		1,100	1,097,378
Jubilee CDO BV, Series 2014-11X, Class A, 1.83%, 4/15/27	EUR	1,330	1,683,187
Jubilee CDO VIII BV, Series VIII-X, Class SUB, 5.30%, 1/15/24 (a)		880	532,664
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.39%, 7/15/25 (a)(b)	USD	4,515	4,449,393
Lehman XS Trust, Series 2007-1, Class 2A1, 5.60%, 2/25/37 (a)		5,901	5,463,020
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.75%, 12/25/34 (a)		820	774,930
Navient Student Loan Trust:
Series 2014-CTA, Class A, 0.85%, 9/16/24 (a)(b)		3,722	3,722,447
Series 2014-CTA, Class B, 1.93%, 10/17/44 (a)(b)		2,550	2,527,410
Nelnet Student Loan Trust:
Series 2006-1, Class A6, 0.68%, 8/23/36 (a)(b)		3,160	3,088,900
Series 2008-3, Class A4, 1.88%, 11/25/24 (a)		5,600	5,870,497
Series 2014-2A, Class A3, 1.01%, 7/27/37 (a)(b)		3,245	3,229,703
North Westerly CLO BV, Series IV-X, Class A-1, 1.87%, 1/15/26	EUR	2,500	3,149,748
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.65%, 1/18/24 (a)(b)	USD	4,300	4,289,884
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.35%, 7/17/25 (a)(b)		5,195	5,114,056
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.50%, 8/23/24 (a)(b)		5,315	5,284,327
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		10,675	10,674,787
Series 2014-2A, Class A, 2.47%, 9/18/24 (b)		7,515	7,517,352
Series 2014-2A, Class B, 3.02%, 9/18/24 (b)		1,030	1,029,999
Series 2014-2A, Class C, 4.33%, 9/18/24 (b)		2,400	2,402,760

Asset-Backed Securities		Par (000)	Value
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.79%, 7/25/33 (a)	USD	1,312	$1,222,336
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.38%, 7/22/25 (a)(b)		8,895	8,757,773
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		7,530	7,516,595
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		1,962	1,965,436
Series 2013-1A, Class A3, 1.33%, 5/15/19 (b)		2,470	2,473,204
Series 2014-1A, Class A2, 0.97%, 3/15/18 (b)		3,861	3,860,895
RASC Trust, Series 2003-KS5, Class AIIB, 0.73%, 7/25/33 (a)		573	508,284
Santander Drive Auto Receivables Trust:
Series 2013-3, Class B, 1.19%, 5/15/18		8,000	8,008,624
Series 2013-4, Class B, 2.16%, 1/15/20		4,610	4,679,284
Series 2013-4, Class C, 3.25%, 1/15/20		3,890	4,024,575
Series 2013-5, Class C, 2.25%, 6/17/19		4,970	4,993,881
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		2,250	2,304,540
Series 2013-A, Class D, 3.78%, 10/15/19 (b)		1,465	1,527,794
Series 2014-1, Class C, 2.36%, 4/15/20		3,637	3,656,403
Series 2014-2, Class B, 1.62%, 2/15/19		5,940	5,940,327
Series 2014-2, Class C, 2.33%, 11/15/19		7,980	7,976,026
Series 2014-2, Class D, 2.76%, 2/18/20		2,575	2,565,993
Series 2014-3, Class B, 1.45%, 5/15/19		1,878	1,869,243
Series 2014-4, Class B, 1.82%, 5/15/19		7,280	7,275,909
Series 2014-4, Class C, 2.60%, 11/16/20		2,330	2,327,551
Series 2014-S1, Class R, 1.42%, 8/16/18 (b)		826	826,361
Series 2014-S2, Class R, 1.43%, 11/16/18-12/17/19 (b)		6,326	6,358,049
Series 2014-S3, Class R, 1.44%, 2/19/19 (b)		946	946,174
Series 2014-S5, Class R, 1.43%, 6/18/19 (b)		1,512	1,511,684
Series 2012-1, Class B, 2.72%, 5/16/16		591	592,133
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.72%, 4/25/35 (a)		203	199,935
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		3,419	3,433,573
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.40%, 7/15/36 (a)		8,192	8,125,552
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.78%, 12/16/30 (a)		3,930	3,878,406
Series 2004-B, Class A2, 0.43%, 6/15/21 (a)		2,986	2,969,723
Series 2005-B, Class A2, 0.41%, 3/15/23 (a)		4,092	4,054,778
Series 2006-A, Class A4, 0.42%, 12/15/23 (a)		11,320	11,197,506
Series 2006-C, Class A4, 0.40%, 3/15/23 (a)		998	981,511
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.65%, 1/15/43 (a)(b)		4,425	4,715,895
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		1,420	1,485,722
Series 2011-B, Class A3, 2.40%, 6/16/42 (a)(b)		2,817	3,009,204

See Notes to Consolidated Financial Statements.

38	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Series 2011-C, Class A2A, 3.40%, 10/17/44 (a)(b)	USD	2,920	$3,131,942
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		4,120	4,385,040
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		7,470	7,791,890
Series 2012-B, Class A2, 3.48%, 10/15/30 (b)		730	760,434
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		16,655	16,406,724
Series 2013-A, Class A2B, 1.21%, 5/17/27 (a)(b)		11,170	11,274,864
Series 2013-A, Class B, 2.50%, 3/15/47 (b)		620	593,284
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		18,000	17,526,618
Series 2013-B, Class B, 3.00%, 5/16/44 (b)		825	799,116
Series 2013-C, Class A2A, 2.94%, 10/15/31 (b)		6,190	6,321,828
SLM Student Loan Trust, Series 2008-5, Class A4, 1.93%, 7/25/23 (a)		10,866	11,336,867
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.60%, 1/21/26 (a)(b)		1,865	1,847,669
SpringCastle America Funding LLC:
Series 2013-1A, Class A, 3.75%, 4/03/21 (b)		9,927	10,005,176
Series 2014-AA, Class A, 2.70%, 5/25/23 (b)		11,645	11,643,835
Series 2014-AA, Class B, 4.61%, 10/25/27 (b)		8,236	8,233,529
St. Pauls CLO, Series 4X, Class A1, 1.85%, 4/25/28	EUR	2,000	2,530,288
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 1/25/31 (b)	USD	891	869,399
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.45%, 1/25/35 (a)		1,573	1,477,663
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/21	EUR	2,152	2,732,484
Vibrant CLO Ltd.:
Series 2012-1A, Class A1, 1.71%, 7/17/24 (a)(b)	USD	13,740	13,729,680
Series 2012-1A, Class A2, 2.63%, 7/17/24 (a)(b)		2,600	2,587,192
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		8,570	8,571,971
Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,096,465
Series 2012-C, Class C, 4.55%, 8/15/22		5,030	5,215,698
Series 2012-D, Class B, 3.34%, 4/17/23		3,551	3,619,193
Series 2012-D, Class M, 3.09%, 4/17/23		2,725	2,759,300
Total Asset-Backed Securities — 14.8%			508,414,425

Common Stocks		Shares	Value
Automobiles — 0.0%
Volkswagen AG, Preference Shares		6,887	$1,430,062
Banks — 0.1%
Barclays PLC		308,919	1,139,072
Commerzbank AG (c)		22,283	333,233

			1,472,305
Diversified Financial Services — 0.0%
Concrete Investment II SCA		12,471	—
Total Common Stocks — 0.1%			2,902,367

Corporate Bonds		Par (000)
Aerospace & Defense — 0.2%
L-3 Communications Corp., 1.50%, 5/28/17	USD	1,145	1,136,609
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (b)		2,254	2,434,320
7.38%, 7/15/39 (b)		150	156,750
6.25%, 1/15/40 (b)		2,560	2,419,200
United Technologies Corp., 4.50%, 6/01/42		805	842,333

			6,989,212
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		2,320	2,496,566
5.10%, 1/15/44		1,350	1,447,867

			3,944,433
Airlines — 0.1%
United Continental Holdings, Inc., 6.00%, 7/15/28		1,815	1,669,800
Auto Components — 0.4%
AA Bond Co. Ltd.:
4.25%, 7/31/20	GBP	250	420,199
6.27%, 7/02/43		440	843,448
3.85%, 7/31/43		450	743,739
FTE Verwaltungs GmbH, 9.00%, 7/15/20	EUR	520	699,481
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17	USD	877	868,230
4.88%, 3/15/19		1,195	1,177,075
6.00%, 8/01/20		1,415	1,453,913
Johnson Controls, Inc., 3.63%, 7/02/24		1,265	1,254,380
Mahle GmbH, 2.50%, 5/14/21	EUR	1,700	2,183,261
Plastic Omnium SA, 2.88%, 5/29/20		1,800	2,393,589
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 7/15/21		329	401,991
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		589	789,660

			13,228,966
Automobiles — 0.6%
BMW Finance NV, 0.56%, 4/04/17 (a)		825	1,045,644
General Motors Co.:
4.88%, 10/02/23	USD	2,765	2,923,987
6.25%, 10/02/43		1,565	1,831,050
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	610	1,093,669

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	39

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Automobiles (concluded)
Renault SA:
4.63%, 9/18/17	EUR	1,553	$2,138,889
3.63%, 9/19/18		460	625,438
3.13%, 3/05/21		60	80,851
Volkswagen International Finance NV:
5.50%, 11/09/15		5,900	7,759,804
5.50%, 11/09/15 (b)		400	520,935
0.80%, 4/15/19		1,000	1,272,856

			19,293,123
Banks — 4.3%
Allied Irish Banks PLC, 2.75%, 4/16/19		1,550	1,998,823
Banca Monte Dei Paschi di Sien SpA, 2.88%, 7/16/24		910	1,215,055
Banca Monte dei Paschi di Siena SpA, 2.88%, 4/16/22		1,475	2,030,225
Banca Popolare dell’Emilia Romagna SC, 3.38%, 10/22/18		700	973,436
Banco Espirito Santo SA:
2.63%, 5/08/17		400	439,544
4.75%, 1/15/18		700	822,250
4.00%, 1/21/19		600	682,051
Banco Popolare SC, 3.50%, 3/14/19		975	1,278,474
Banco Popular Espanol SA, 2.13%, 10/08/19		1,400	1,864,389
Bank of America Corp.:
5.75%, 12/01/17	USD	5,070	5,641,394
2.60%, 1/15/19		7,443	7,428,501
2.65%, 4/01/19		15,928	15,879,181
1.50%, 9/10/21	EUR	596	749,515
4.20%, 8/26/24	USD	3,845	3,811,752
4.88%, 4/01/44		835	865,786
Bank of Ireland:
2.20%, 5/08/17	EUR	1,200	1,532,386
3.25%, 1/15/19		1,930	2,562,656
4.25%, 6/11/24 (a)		1,722	2,115,411
The Bank of Nova Scotia:
1.30%, 7/21/17	USD	8,135	8,094,097
2.80%, 7/21/21		5,240	5,178,404
Bankia SA:
3.50%, 1/17/19	EUR	3,100	4,209,137
4.00%, 5/22/24 (a)		3,200	3,880,111
Barclays Bank PLC, 7.63%, 11/21/22	USD	226	242,865
Barclays PLC:
1.65%, 4/01/22	EUR	575	724,808
4.38%, 9/11/24	USD	1,025	993,389
Branch Banking & Trust Co., 2.30%, 10/15/18		1,605	1,624,941
Caixa Geral de Depositos SA, 3.00%, 1/15/19	EUR	700	961,016
CaixaBank SA:
4.50%, 11/22/16		1,200	1,497,480
3.13%, 5/14/18		1,700	2,327,153
Citigroup, Inc.:
4.45%, 1/10/17	USD	2,040	2,173,563
2.50%, 9/26/18		3,889	3,914,294
2.50%, 7/29/19		3,695	3,662,074
2.20%, 9/10/26	EUR	793	1,000,072
5.30%, 5/06/44	USD	2,095	2,176,824
Commerzbank AG, 7.75%, 3/16/21	EUR	900	1,374,257
Credit Agricole SA, 6.63%, 12/31/49	USD	700	667,468
DEPFA Bank PLC, 0.94%, 12/15/15 (a)	EUR	307	368,414
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)	USD	15,610	16,078,300
HSBC Holdings PLC, 6.50%, 5/02/36		2,525	3,096,223
HSBC USA, Inc., 3.50%, 6/23/24		1,465	1,465,810

Corporate Bonds		Par (000)	Value
Banks (concluded)
Intesa Sanpaolo SpA:
3.50%, 1/17/22	EUR	790	$1,116,621
3.25%, 2/10/26		300	432,903
4.10%, 9/15/26		525	661,469
JPMorgan Chase & Co., 3.88%, 9/10/24	USD	4,880	4,784,074
Kutxabank SA, 3.00%, 2/01/17	EUR	1,400	1,876,481
Macquarie Bank Ltd., 1.65%, 3/24/17 (b)	USD	2,765	2,764,743
Societe Generale, 2.75%, 9/16/26	EUR	500	621,373
UniCredit SpA:
3.25%, 1/14/21		1,850	2,555,132
5.90%, 10/28/25 (a)		1,180	1,603,171
Unione di Banche Italiane SCpA:
2.88%, 2/18/19		1,175	1,585,907
3.30%, 2/05/24		280	397,875
Wells Fargo & Co.:
1.50%, 7/01/15	USD	2,575	2,595,963
2.13%, 4/22/19		1,760	1,738,641
4.10%, 6/03/26		3,280	3,268,471
5.38%, 11/02/43		4,475	4,887,716

			148,492,069
Biotechnology — 0.3%
Amgen, Inc.:
3.63%, 5/22/24		6,655	6,594,513
5.65%, 6/15/42		2,025	2,300,110

			8,894,623
Building Products — 0.0%
Imerys SA, 2.50%, 11/26/20	EUR	600	804,335
Capital Markets — 2.2%
The Bank of New York Mellon Corp., 2.10%, 1/15/19	USD	3,460	3,441,970
Credit Suisse AG:
1.38%, 1/31/22	EUR	975	1,234,404
6.50%, 8/08/23	USD	640	696,032
5.75%, 9/18/25 (a)	EUR	315	436,117
Deutsche Bank AG, 1.35%, 9/08/21		700	884,873
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16	USD	2,695	2,785,072
2.90%, 7/19/18		4,850	4,967,884
2.63%, 1/31/19		4,915	4,902,359
5.75%, 1/24/22		2,096	2,383,519
4.25%, 1/29/26	GBP	1,065	1,788,555
6.13%, 2/15/33	USD	2,555	3,057,819
6.75%, 10/01/37		2,900	3,461,982
6.25%, 2/01/41		1,275	1,544,309
4.80%, 7/08/44		1,675	1,684,306
Jefferies Group LLC, 2.38%, 5/20/20	EUR	1,295	1,672,625
Mediobanca SpA, 2.25%, 3/18/19		1,175	1,550,354
Morgan Stanley:
5.45%, 1/09/17	USD	8,700	9,449,827
5.63%, 9/23/19		3,320	3,737,241
2.38%, 3/31/21	EUR	2,340	3,131,423
3.75%, 2/25/23	USD	5,735	5,727,550
3.88%, 4/29/24		3,833	3,829,025
5.00%, 11/24/25		2,425	2,536,089
4.35%, 9/08/26		3,075	3,022,162
UBS AG:
4.75%, 5/22/23 (a)		1,340	1,340,000
5.10%, 5/15/24		3,475	3,388,125
4.90%, 2/12/26 (a)	EUR	865	1,145,321

			73,798,943

See Notes to Consolidated Financial Statements.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Chemicals — 0.3%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (b)	USD	630	$675,675
Eastman Chemical Co., 4.80%, 9/01/42		2,450	2,429,729
INEOS Finance PLC, 7.50%, 5/01/20 (b)		565	601,725
INEOS Group Holdings SA, 5.75%, 2/15/19	EUR	150	189,932
LyondellBasell Industries NV, 5.00%, 4/15/19	USD	3,477	3,838,246
Monsanto Co., 2.75%, 7/15/21		880	872,550
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		2,355	2,431,537

			11,039,394
Commercial Services & Supplies — 0.0%
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (d)	EUR	400	538,062
GCL Holdings SCA, 9.38%, 4/15/18		290	388,835
IVS F. SpA, 7.13%, 4/01/20		110	145,675
Verisure Holding AB, 8.75%, 12/01/18		300	403,547

			1,476,119
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19	USD	3,505	3,503,237
Construction & Engineering — 0.0%
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	255	320,469
Astaldi SpA, 7.13%, 12/01/20		214	283,133

			603,602
Construction Materials — 0.1%
Cemex Finance LLC, 5.25%, 4/01/21		150	194,195
Cemex SAB de CV, 5.25%, 1/11/22		665	837,833
Kerneos Tech Group SAS:
5.06%, 3/01/21 (a)		180	227,805
6.50%, 3/01/21		244	314,350
Xefin Lux SCA, 3.91%, 6/01/19 (a)		880	1,103,154

			2,677,337
Consumer Finance — 0.8%
American Express Credit Corp.:
1.13%, 6/05/17	USD	5,665	5,625,169
2.25%, 8/15/19		3,310	3,286,843
Ford Motor Credit Co. LLC, 1.72%, 12/06/17		11,655	11,572,832
Toyota Motor Credit Corp., 2.75%, 5/17/21		6,635	6,694,954

			27,179,798
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC, 9.25%, 10/15/20	EUR	146	197,315
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.50%, 1/15/22		550	675,967
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 6.88%, 2/15/21	USD	3,120	3,291,600
SGD Group SAS, 5.63%, 5/15/19	EUR	175	214,404

			4,379,286
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17	USD	3,926	4,087,947
Diversified Consumer Services — 0.0%
Massachusetts Institute of Technology, 3.96%, 7/01/38		1,385	1,405,006
Diversified Financial Services — 1.5%
Annington Finance No. 4 PLC, 1.53%, 1/10/23 (a)	GBP	1,435	2,306,302
AyT Cedulas Cajas Global:
4.00%, 3/21/17	EUR	1,600	2,185,363

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
4.25%, 6/14/18	EUR	400	$566,395
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75%, 6/30/25		600	837,043
BPE Financiaciones SA:
2.88%, 5/19/16		1,700	2,193,984
2.70%, 2/01/17		900	1,160,257
Cedulas TDA, 4.25%, 3/28/27		100	146,948
Cedulas TDA 1 Fondo de Titulizacion de Activos, 4.13%, 4/10/21		300	442,092
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25		900	1,292,454
4.25%, 4/10/31		500	721,629
Cedulas TDA 7 Fondo de Titulizacion de Activos, 3.50%, 6/20/17		100	135,637
FGA Capital Ireland PLC, 2.80%, 4/17/19		525	679,318
Fresenius Finance BV, 3.00%, 2/01/21		1,470	1,956,027
General Electric Capital Corp., 6.88%, 1/10/39	USD	1,275	1,716,005
General Motors Financial Co., Inc.:
2.75%, 5/15/16		3,270	3,294,525
2.63%, 7/10/17		6,640	6,670,126
4.75%, 8/15/17		4,115	4,310,463
JPMorgan Chase & Co.:
4.75%, 3/01/15		5,150	5,242,597
1.35%, 2/15/17		9,805	9,783,635
3.20%, 1/25/23		1,375	1,342,247
4.85%, 2/01/44		2,115	2,215,583
Total Capital Canada Ltd., 2.35%, 9/18/29	EUR	600	760,246
Total Capital International SA, 2.75%, 6/19/21	USD	2,300	2,288,505

			52,247,381
Diversified Telecommunication Services — 1.5%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		4,072	4,275,600
Level 3 Financing, Inc., 8.13%, 7/01/19		4,474	4,764,810
Telecom Italia Capital SA:
6.38%, 11/15/33		709	705,455
6.00%, 9/30/34		595	582,356
7.72%, 6/04/38		400	450,000
Telecom Italia Finance SA:
6.13%, 11/15/16	EUR	3,400	5,237,013
7.75%, 1/24/33		730	1,189,175
Telecom Italia SpA:
4.88%, 9/25/20		300	416,441
4.50%, 1/25/21		1,190	1,621,176
5.88%, 5/19/23	GBP	650	1,103,490
Telefonica SA, 5.50%, 7/24/17	EUR	1,200	1,604,486
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		100	136,413
6.75%, 8/15/24		200	281,984
Verizon Communications, Inc.:
2.63%, 2/21/20 (b)	USD	3,768	3,720,730
4.50%, 9/15/20		2,950	3,191,469
5.15%, 9/15/23		3,020	3,344,254
5.05%, 3/15/34		6,180	6,547,772
3.85%, 11/01/42		7,949	6,941,432
4.86%, 8/21/46 (b)		2,015	2,020,704
5.01%, 8/21/54 (b)		1,995	2,004,470
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	1,513	1,884,729
4.20%, 7/15/20 (a)		720	905,991

			52,929,950
Electric Utilities — 1.3%
Berkshire Hathaway Energy Co., 6.50%, 9/15/37	USD	25	32,325

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	41

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
CE Energy AS, 7.00%, 2/01/21	EUR	435	$566,050
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18	USD	1,199	1,498,589
5.95%, 12/15/36		2,330	2,657,200
Commonwealth Edison Co., 4.70%, 1/15/44		2,795	3,061,964
Duke Energy Carolinas LLC, 4.25%, 12/15/41		4,205	4,263,210
Duke Energy Corp., 3.75%, 4/15/24		702	719,680
Duke Energy Florida, Inc., 6.40%, 6/15/38		2,841	3,786,627
Entergy Arkansas, Inc., 3.70%, 6/01/24		4,161	4,277,520
Georgia Power Co., 3.00%, 4/15/16		9,205	9,519,130
Jersey Central Power & Light Co., 7.35%, 2/01/19		2,860	3,406,803
PacifiCorp, 3.60%, 4/01/24		8,645	8,877,801
Progress Energy, Inc., 4.88%, 12/01/19		436	485,681

			43,152,580
Electrical Equipment — 0.0%
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	405	528,163
Energy Equipment & Services — 0.2%
Transocean, Inc.:
6.50%, 11/15/20	USD	1,010	1,073,197
6.80%, 3/15/38		3,112	3,030,459
Weatherford International Ltd., 5.95%, 4/15/42		2,450	2,631,579

			6,735,235
Food & Staples Retailing — 0.1%
Casino Guichard Perrachon SA, 2.90%, 8/05/26	EUR	300	386,249
Co-operative Group Holdings Ltd., 5.63%, 7/08/20 (e)	GBP	100	172,651
CVS Caremark Corp., 5.30%, 12/05/43	USD	851	953,462
Wal-Mart Stores, Inc., 4.00%, 4/11/43		3,332	3,241,160

			4,753,522
Food Products — 0.0%
Boparan Finance PLC, 5.50%, 7/15/21	GBP	208	298,419
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 2.65%, 10/01/18	USD	4,100	4,140,123
CareFusion Corp., 1.45%, 5/15/17		1,995	1,984,620
Medtronic, Inc., 3.63%, 3/15/24		2,020	2,061,644

			8,186,387
Health Care Providers & Services — 1.2%
Aetna, Inc., 4.75%, 3/15/44		886	900,825
AmerisourceBergen Corp., 1.15%, 5/15/17		9,975	9,910,153
Express Scripts Holding Co., 1.25%, 6/02/17		1,835	1,820,498
HCA, Inc., 7.25%, 9/15/20		3,925	4,121,250
IDH Finance PLC, 6.00%, 12/01/18	GBP	309	510,951
Priory Group No. 3 PLC, 7.00%, 2/15/18		360	603,453
Tenet Healthcare Corp., 4.75%, 6/01/20	USD	1,977	1,962,173
UnitedHealth Group, Inc., 3.38%, 11/15/21		1,750	1,806,630
Voyage Care BondCo PLC, 11.00%, 2/01/19	GBP	1,800	3,166,086
WellPoint, Inc.:
1.88%, 1/15/18	USD	5,125	5,119,383
2.30%, 7/15/18		5,158	5,171,344
3.30%, 1/15/23		1,590	1,572,009
4.65%, 8/15/44		4,045	3,930,773

			40,595,528
Hotels, Restaurants & Leisure — 0.1%
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	414	541,207
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	252	426,911
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20	USD	355	361,990

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	1,575	$2,193,219
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20		586	751,254
TUI AG, 5.00%, 10/01/19		122	156,746

			4,431,327
Household Durables — 0.1%
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	USD	3,615	3,786,713
Household Products — 0.1%
Kimberly-Clark Corp., 1.90%, 5/22/19		4,125	4,082,034
Industrial Conglomerates — 0.1%
General Electric Co., 4.50%, 3/11/44		2,356	2,442,571
Insurance — 2.4%
Achmea BV, 6.00%, 4/04/43 (a)	EUR	769	1,092,718
American International Group, Inc.:
5.45%, 5/18/17	USD	4,450	4,903,878
2.30%, 7/16/19		2,705	2,685,175
3.38%, 8/15/20		6,690	6,890,091
4.50%, 7/16/44		2,660	2,627,920
Genworth Holdings, Inc.:
7.20%, 2/15/21		3,220	3,792,358
7.63%, 9/24/21		7,865	9,542,046
Manulife Financial Corp., 3.40%, 9/17/15		3,420	3,512,791
MassMutual Global Funding II, 2.35%, 4/09/19 (b)		3,635	3,638,421
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (b)		12,710	12,696,246
2.30%, 4/10/19 (b)		5,430	5,429,619
NN Group NV, 4.63%, 4/08/44 (a)	EUR	1,125	1,452,910
Pension Insurance Corp. PLC, 6.63%, 7/03/24	GBP	225	368,875
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	9,169	9,531,414
7.38%, 6/15/19		3,955	4,816,656
5.38%, 6/21/20		2,235	2,529,669
4.60%, 5/15/44		2,415	2,392,060
XLIT Ltd.:
2.30%, 12/15/18		1,754	1,752,448
5.25%, 12/15/43		799	878,620

			80,533,915
IT Services — 0.2%
APX Group, Inc., 6.38%, 12/01/19		962	930,735
Cerved Group SpA, 6.38%, 1/15/20	EUR	118	157,238
International Business Machines Corp., 3.63%, 2/12/24	USD	2,886	2,945,076
MasterCard Inc., 3.38%, 4/01/24		2,262	2,274,296

			6,307,345
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc., 5.30%, 2/01/44		455	499,403
Machinery — 0.2%
Caterpillar, Inc., 4.75%, 5/15/64		1,210	1,256,272
CNH Industrial Finance Europe SA, 3.00%, 3/18/19	EUR	961	1,223,010
John Deere Capital Corp., 3.35%, 6/12/24	USD	3,690	3,714,911

			6,194,193
Media — 1.4%
Altice SA, 7.25%, 5/15/22	EUR	1,280	1,673,298
British Sky Broadcasting Group PLC:
2.63%, 9/16/19 (b)	USD	785	784,527
1.70%, 9/15/21	EUR	2,351	2,965,200
2.65%, 9/15/26		2,825	3,584,938

See Notes to Consolidated Financial Statements.

42	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
CBS Corp.:
4.63%, 5/15/18	USD	1,825	$1,983,644
2.30%, 8/15/19		2,035	2,007,430
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		4,844	4,952,990
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,390	3,432,415
COX Communications, Inc., 8.38%, 3/01/39 (b)		3,357	4,758,772
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21		4,595	4,993,690
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24		383	386,661
NBCUniversal Media LLC, 4.45%, 1/15/43		1,787	1,791,430
Numericable Group SA:
5.38%, 5/15/22	EUR	817	1,066,301
5.63%, 5/15/24		415	540,638
Time Warner Cable, Inc.:
8.75%, 2/14/19	USD	1,520	1,913,393
6.55%, 5/01/37		7,350	9,272,054
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.13%, 1/21/23	EUR	100	133,263
5.63%, 4/15/23		200	272,189
6.25%, 1/15/29		100	140,394
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		340	484,730
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	546	912,600
WPP Finance SA, 2.25%, 9/22/26	EUR	225	284,538

			48,335,095
Metals & Mining — 0.4%
APERAM, 0.63%, 7/08/21	USD	1,000	987,500
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	300	385,283
Newmont Mining Corp., 3.50%, 3/15/22	USD	2,985	2,767,710
Novelis, Inc., 8.75%, 12/15/20		6,865	7,336,969
Steel Dynamics, Inc., 6.38%, 8/15/22		1,345	1,420,656
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	405	535,406

			13,433,524
Multiline Retail — 0.0%
Debenhams PLC, 5.25%, 7/15/21	GBP	280	426,684
Hema Bondco I BV:
5.33%, 6/15/19 (a)	EUR	675	795,015
6.25%, 6/15/19		200	233,666

			1,455,365
Multi-Utilities — 0.5%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44	USD	2,140	2,265,171
CMS Energy Corp., 3.88%, 3/01/24		1,371	1,402,182
Dominion Resources, Inc., 1.95%, 8/15/16		6,505	6,612,573
DTE Energy Co., 3.50%, 6/01/24		3,315	3,326,271
Pacific Gas & Electric Co., 4.75%, 2/15/44		1,243	1,312,330
PG&E Corp., 2.40%, 3/01/19		1,770	1,772,060
Virginia Electric and Power Co., 3.45%, 2/15/24		710	721,496

			17,412,083
Oil, Gas & Consumable Fuels — 2.8%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 5/15/23		1,345	1,380,306
Anadarko Petroleum Corp.:
3.45%, 7/15/24		1,670	1,640,251
4.50%, 7/15/44		1,390	1,339,279
Apache Corp.:
6.00%, 1/15/37		2,335	2,753,374

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
4.75%, 4/15/43	USD	1,000	$999,337
BP Capital Markets PLC:
2.24%, 5/10/19		12,580	12,503,023
3.25%, 5/06/22		2,920	2,898,033
Continental Resources, Inc., 4.90%, 6/01/44		2,410	2,349,408
Energy Transfer Partners LP, 3.60%, 2/01/23		4,825	4,696,660
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		1,260	1,313,550
Exxon Mobil Corp., 1.82%, 3/15/19		9,675	9,671,749
Galp Energia SGPS SA:
4.13%, 1/25/19	EUR	900	1,216,506
3.00%, 1/14/21		1,000	1,272,151
Kinder Morgan Energy Partners LP:
4.15%, 2/01/24	USD	4,760	4,700,771
4.25%, 9/01/24		1,065	1,053,295
5.40%, 9/01/44		2,120	2,084,691
Laredo Petroleum, Inc.:
9.50%, 2/15/19		1,925	2,045,313
7.38%, 5/01/22		655	687,750
Linn Energy LLC/Linn Energy Finance Corp., 7.25%, 11/01/19		3,995	3,900,119
Marathon Petroleum Corp., 4.75%, 9/15/44		970	931,165
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23		1,105	1,071,850
MEG Energy Corp., 6.50%, 3/15/21 (b)		910	932,750
Noble Energy, Inc.:
8.25%, 3/01/19		2,730	3,375,503
6.00%, 3/01/41		3,215	3,707,168
5.25%, 11/15/43		3,785	3,992,653
Peabody Energy Corp., 6.00%, 11/15/18		614	601,720
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		4,005	4,115,137
5.63%, 4/15/23		1,053	1,063,530
Sabine Pass LNG LP, 7.50%, 11/30/16		5,000	5,300,500
Schlumberger Investment SA, 3.65%, 12/01/23		1,120	1,159,010
Shell International Finance BV, 4.55%, 8/12/43		1,511	1,597,813
TransCanada PipeLines Ltd., 4.63%, 3/01/34		2,235	2,292,987
Williams Partners LP:
3.90%, 1/15/25		4,825	4,789,223
5.40%, 3/04/44		1,385	1,468,901

			94,905,476
Paper & Forest Products — 0.1%
International Paper Co., 4.80%, 6/15/44		1,830	1,772,399
Pharmaceuticals — 1.3%
AbbVie, Inc., 4.40%, 11/06/42		2,800	2,630,516
Actavis Funding SCS:
2.45%, 6/15/19 (b)		4,474	4,350,075
3.85%, 6/15/24 (b)		7,488	7,258,665
Actavis, Inc.:
3.25%, 10/01/22		4,260	4,108,949
4.63%, 10/01/42		2,185	1,996,544
Bristol-Myers Squibb Co., 4.50%, 3/01/44		5,648	5,848,809
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)		4,145	4,430,528
Novartis Capital Corp., 4.40%, 4/24/20		2,535	2,806,932
Pfizer, Inc.:
3.40%, 5/15/24		1,778	1,775,381
4.30%, 6/15/43		2,415	2,433,117
4.40%, 5/15/44		1,910	1,926,004
Roche Holdings, Inc., 2.88%, 9/29/21 (b)		1,725	1,722,526
Sanofi:
0.32%, 9/10/18 (a)	EUR	500	632,438

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	43

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
1.25%, 3/10/22	EUR	100	$126,560
1.95%, 9/10/26		700	878,747
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	USD	2,170	2,205,599

			45,131,390
Professional Services — 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	326	428,309
Real Estate Investment Trusts (REITs) — 0.1%
GELF Bond Issuer I SA, 3.13%, 4/03/18		1,795	2,419,247
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18	USD	226	229,390

			2,648,637
Real Estate Management & Development — 0.1%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (d)	GBP	250	502,553
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		446	763,479
Series A4, 5.66%, 6/30/27		1,489	2,443,301

			3,709,333
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23	USD	1,505	1,467,820
3.75%, 4/01/24		757	771,092
EC Finance PLC, 5.13%, 7/15/21	EUR	300	381,759
Ryder System, Inc., 2.45%, 9/03/19	USD	3,525	3,505,239
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		3,195	3,189,720

			9,315,630
Software — 0.4%
First Data Corp., 7.38%, 6/15/19 (b)		2,290	2,410,454
Oracle Corp.:
2.80%, 7/08/21		8,428	8,365,127
4.30%, 7/08/34		1,950	1,964,122

			12,739,703
Specialty Retail — 0.3%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	265	311,280
DFS Furniture Holdings PLC, 7.63%, 8/15/18	GBP	278	464,197
Dufry Finance SCA:
5.50%, 10/15/20 (b)	USD	1,760	1,839,200
4.50%, 7/15/22	EUR	315	412,998
The Home Depot, Inc., 4.40%, 3/15/45	USD	1,025	1,036,238
House of Fraser Funding PLC, 8.88%, 8/15/18	GBP	491	843,739
Lion/Seneca France 2, 7.88%, 4/15/19	EUR	690	811,593
Lowe’s Cos., Inc.:
5.00%, 9/15/43	USD	1,000	1,096,953
4.25%, 9/15/44		985	959,842
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	800	1,363,096
Punch Taverns Finance B Ltd., 5.94%, 12/30/24		176	291,027

			9,430,163
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc.:
2.10%, 5/06/19	USD	11,105	11,108,354
2.85%, 5/06/21		3,380	3,386,632

			14,494,986
Thrifts & Mortgage Finance — 0.0%
Achmea Bank NV, 2.75%, 2/18/21	EUR	625	855,088
Tobacco — 0.4%
Altria Group, Inc., 4.00%, 1/31/24	USD	2,427	2,476,618

Corporate Bonds		Par (000)	Value
Tobacco (concluded)
Philip Morris International, Inc.:
1.13%, 8/21/17	USD	3,330	$3,308,515
4.88%, 11/15/43		1,713	1,821,174
Reynolds American, Inc.:
3.25%, 11/01/22		1,600	1,543,814
7.25%, 6/15/37		1,305	1,639,727
4.75%, 11/01/42		1,430	1,359,936
6.15%, 9/15/43		260	297,423

			12,447,207
Trading Companies & Distributors — 0.3%
Aircastle Ltd., 6.25%, 12/01/19		2,100	2,210,250
H&E Equipment Services, Inc., 7.00%, 9/01/22		1,605	1,713,337
United Rentals North America, Inc.:
5.75%, 7/15/18		753	785,003
7.38%, 5/15/20		3,535	3,755,937
7.63%, 4/15/22		1,874	2,037,975

			10,502,502
Transportation Infrastructure — 0.0%
Deutsche Raststaetten Gruppe IV GmbH, 6.75%, 12/30/20	EUR	207	273,872
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19		300	388,011

			661,883
Wireless Telecommunication Services — 1.1%
America Movil SAB de CV, 2.38%, 9/08/16	USD	8,225	8,400,768
Crown Castle International Corp., 5.25%, 1/15/23		2,235	2,215,444
Orange SA, 0.02%, 12/31/49	EUR	225	281,452
Play Finance 1 SA, 6.50%, 8/01/19 (f)		405	533,278
Play Finance 2 SA, 5.25%, 2/01/19		210	271,210
Sprint Communications, Inc., 9.00%, 11/15/18 (b)	USD	10,660	12,312,300
Sprint Corp., 7.88%, 9/15/23 (b)		3,190	3,381,400
T-Mobile USA, Inc.:
6.63%, 4/28/21		1,230	1,260,750
6.73%, 4/28/22		1,180	1,206,550
6.84%, 4/28/23		375	385,313
Vodafone Group PLC:
1.00%, 9/11/20	EUR	1,800	2,267,383
2.50%, 9/26/22	USD	1,388	1,284,018
2.95%, 2/19/23		1,297	1,222,263
2.00%, 9/11/25	EUR	3,100	3,898,348

			38,920,477
Total Corporate Bonds — 28.8%			989,771,146

Floating Rate Loan Interests (a)
Capital Markets — 0.0%
Bureau van Dijk Electronic Publishing BV:
Term Loan, 4.00%, 9/17/21		560	709,342
Term Loan B, 4.50%, 9/17/21	GBP	320	519,657

			1,228,999
Containers & Packaging — 0.0%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19	USD	507	499,838

See Notes to Consolidated Financial Statements.

44	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)		Par (000)	Value
Diversified Telecommunication Services — 0.7%
Gas Natural Fenosa Telecoms, Term Loan B, 4.75%, 7/30/21	EUR	930	$1,163,190
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	USD	12,002	11,792,399
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		8,090	7,938,313
Ziggo BV:
EUR B1 Facility, 3.50%, 1/15/22	EUR	631	784,948
EUR B2 Facility, 3.50%, 1/15/22		374	465,003

			22,143,853
Food Products — 0.1%
Charger OpCo B.V., Term B-1 EUR Loan, 3.50%, 7/02/21		2,170	2,714,576
Iglo Foods Midco Ltd., Facility B2, 5.25%, 6/30/20	GBP	653	1,035,844

			3,750,420
Health Care Providers & Services — 0.0%
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18	USD	916	904,575
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		5,742	5,487,833
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		11,604	11,410,412
Motel 6, Loan, 10.00%, 10/15/17		5,925	6,102,427

			23,000,672
Insurance — 0.0%
Saga Mid Co. Ltd., Facility A, 3.75%, 4/25/19	GBP	680	1,038,074
Internet Software & Services — 0.1%
Nassa Midco AS, Facility B (EUR), 4.25%, 7/09/21	EUR	1,300	1,623,502
Life Sciences Tools & Services — 0.0%
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18	USD	973	961,732
Machinery — 0.0%
Gates Global LLC, Initial Euro Term Loan, 4.25%, 7/05/21	EUR	435	547,715
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung (fka Schaeffler AG), Facility D, 2.75%, 6/30/16		405	511,404

			1,059,119
Media — 0.2%
Charter Communications Operating LLC, Term G Loan, 4.25%, 9/10/21	USD	6,055	6,032,960
Numericable Group SA, Euro Denominated Tranche B-1 Loan, 4.50%, 5/21/20	EUR	920	1,161,048

			7,194,008
Oil, Gas & Consumable Fuels — 0.1%
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15	USD	3,560	3,568,477
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.00% - 4.40%, 10/10/16		83	81,965
Software — 0.2%
First Data Corp., 2018 New Dollar Term Loan, 3.66%, 3/23/18		6,090	5,966,206
Total Floating Rate Loan Interests — 2.1%			73,021,440

Foreign Agency Obligations		Par (000)	Value
Brazil — 0.1%
Petrobras Global Finance BV:
5.38%, 10/01/29	GBP	185	$283,098
6.63%, 1/16/34		530	875,323
7.25%, 3/17/44	USD	1,187	1,282,720

			2,441,141
China — 0.0%
Nexen Energy ULC, 5.88%, 3/10/35		250	286,367
France — 0.0%
RTE Reseau de Transport d’Electricite SA, 1.63%, 10/08/24	EUR	300	377,113
Germany — 0.1%
HSH Nordbank AG:
1.00%, 2/14/17 (a)		289	293,296
1.04%, 2/14/17 (a)		1,661	1,683,595
Landesbank Baden-Wuerttemberg, 3.00%, 5/27/26 (a)		750	946,917

			2,923,808
Norway — 0.2%
Eksportfinans ASA, 5.50%, 6/26/17	USD	275	296,313
Statoil ASA, 2.90%, 11/08/20		6,595	6,725,278

			7,021,591
Portugal — 0.1%
Caixa Geral de Depositos SA, 5.63%, 12/04/15	EUR	2,000	2,630,548
Total Foreign Agency Obligations — 0.5%			15,680,568

Foreign Government Obligations
Brazil — 0.2%
Federative Republic of Brazil, 4.25%, 1/07/25	USD	7,786	7,708,140
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		4,410	4,460,715
Germany — 0.7%
Bundesrepublik Deutschland, 4.00%, 1/04/18	EUR	17,550	25,093,532
Indonesia — 0.3%
Republic of Indonesia:
5.38%, 10/17/23	USD	6,125	6,538,437
5.88%, 1/15/24		2,720	2,998,800

			9,537,237
Italy — 0.9%
Buoni Poliennali Del Tesoro:
4.25%, 2/01/19	EUR	2,690	3,074,885
2.35%, 9/15/19		11,400	17,549,106
5.50%, 11/01/22		6,200	9,854,157

			30,478,148
Mexico — 0.4%
United Mexican States, 4.00%, 10/02/23	USD	12,115	12,520,853
Peru — 0.1%
Peruvian Government International Bond, 7.35%, 7/21/25		2,470	3,217,175
Portugal — 0.4%
Republic of Portugal:
3.50%, 3/25/15		12,800	12,944,000
5.00%, 10/15/24		875	906,517

			13,850,517

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	45

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Slovenia — 0.1%
Republic of Slovenia:
4.13%, 2/18/19	USD	1,556	$1,620,185
5.25%, 2/18/24		1,346	1,433,490

			3,053,675
Spain — 0.2%
Kingdom of Spain:
4.10%, 7/30/18	EUR	3,720	4,377,064
4.60%, 7/30/19		618	698,155

			5,075,219
Turkey — 0.2%
Turkey Government International Bond, 5.75%, 3/22/24	USD	7,740	8,217,558
Total Foreign Government Obligations — 3.6%			123,212,769

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.9%
Berica 8 Residential Mbs Srl, Series 8, Class A, 0.62%, 3/31/48 (a)	EUR	447	551,000
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.31%, 12/25/35 (a)(b)(g)	USD	7	7,047
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36		156	145,712
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		5	5,086
Countrywide Alternative Loan Trust:
Series 2006-OA21, Class A1, 0.34%, 3/20/47 (a)		20,069	15,938,973
Series 2007-22, Class 2A16, 6.50%, 9/25/37		20,714	16,850,107
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.69%, 2/25/35 (a)		732	695,354
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 2.60%, 1/27/36 (a)(b)		6,075	6,002,200
Series 2011-2R, Class 1A1, 2.45%, 3/27/37 (a)(b)		3,030	2,967,133
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		10,736	10,873,503
Series 2011-5R, Class 3A1, 4.59%, 9/27/47 (a)(b)		4,517	4,325,119
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.30%, 12/25/36 (a)		4,460	3,849,582
Gemgarto, Series 2012-1, Class A1, 3.48%, 5/14/45 (a)	GBP	811	1,353,512
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.42%, 10/25/35 (a)	USD	19,085	17,152,002
Series 2006-2, Class A1, 0.33%, 12/25/36 (a)		5,119	4,526,197
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.95%, 11/25/34 (a)		832	828,720
LSTAR Securities Investment Trust, Series 2014-1, Class Note, 3.25%, 9/01/21 (a)(b)		7,711	7,711,145
Morgan Stanley Re-REMIC Trust, Series 2010-R9, Class 3B, 5.00%, 11/26/36 (b)		1,902	1,987,999

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.41%, 1/15/39 (a)	USD	477	$447,741
Residential Mortgage Securities PLC, Series 26, Class A1, 2.78%, 2/14/41 (a)	GBP	1,688	2,862,384
Silk Road Finance Number Three PLC, Series 2012-1, Class A, 1.87%, 6/21/55 (a)		650	1,068,314

			100,148,830
Commercial Mortgage-Backed Securities — 6.2%
American Homes 4 Rent Pass-Through Certificates, Series 2014-SFR2, Class A, 3.79%, 10/17/36 (b)	USD	1,879	1,879,194
Banc of America Commercial Mortgage Trust:
Series 2007-3, Class A1A, 5.79%, 6/10/49 (a)		6,470	6,994,693
Series 2007-3, Class A4, 5.79%, 6/10/49 (a)		2,730	2,959,353
Series 2007-5, Class AM, 5.77%, 2/10/51 (a)		2,030	2,172,333
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A3A, 4.62%, 7/10/43		607	612,265
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.66%, 7/05/33 (a)(b)		2,075	2,075,000
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 0.91%, 6/15/33 (a)(b)		8,071	8,080,895
Citigroup/Deutsche Bank Commercial Mortgage
Trust:
Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (a)		2,340	2,453,628
Series 2007-CD5, Class AMA, 6.32%, 11/15/44 (a)		640	708,822
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.97%, 5/15/46 (a)		3,819	4,151,054
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,260	2,392,325
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (b)		3,755	3,694,481
Series 2013-FL3, Class A, 1.67%, 10/13/28 (a)(b)		5,029	5,060,780
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		3,196	3,144,589
Series 2014-KYO, Class F, 3.65%, 6/11/27 (a)(b)		3,390	3,381,593
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		920	936,176
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 6.00%, 6/15/38 (a)		3,122	3,336,572
Series 2007-TF2A, Class A3, 0.42%, 4/15/22 (a)(b)		2,878	2,854,948
Series 2010-RR1, Class 2A, 5.70%, 9/15/40 (a)(b)		4,730	5,081,879
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.15%, 3/15/18 (a)(b)		2,388	2,394,686
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.93%, 6/17/49 (a)(b)		3,400	3,694,977
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		3,850	3,883,676

See Notes to Consolidated Financial Statements.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49	USD	950	$948,370
German Residential Funding PLC, Series 2013-1, Class E, 4.33%, 8/27/24	EUR	1,163	1,551,874
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class AJ, 6.26%, 12/10/49 (a)	USD	271	282,616
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		1,670	1,823,278
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.76%, 7/10/39		12,594	12,724,380
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		5,763	5,852,350
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (a)		2,000	2,115,292
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (a)		9,015	9,565,780
Series 2007-CB20, Class AM, 5.88%, 2/12/51 (a)		1,000	1,110,339
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (a)		437	440,025
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		1,490	1,575,932
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (b)		885	904,122
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)		3,055	3,109,532
Series 2007-C1, Class AJ, 5.48%, 2/15/40		3,720	3,843,906
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.46%, 11/12/37 (a)		4,160	4,303,092
Series 2007-C1, Class A1A, 6.03%, 6/12/50 (a)		2,759	2,952,316
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class ASB, 5.64%, 9/12/49		14,080	14,085,036
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.77%, 4/12/49 (a)		481	487,222
Series 2007-HQ12, Class AM, 5.77%, 4/12/49 (a)		6,695	7,188,696
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)		3,535	3,840,772
Series 2007-IQ15, Class AM, 6.11%, 6/11/49 (a)		7,480	8,085,341
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		175	174,457
Morgan Stanley Re-REMIC Trust:
Series 2009-GG10 5.99%, 8/12/45 (a)(b)		1,900	2,061,529
Series 2009-IO, Class B, 0.01%, 7/17/56 (b)(h)		1,312	1,305,125
Series 2010-GG10, Class A4B, 5.99%, 8/15/45 (a)(b)		1,330	1,443,070
Series 2011-IO, Class B, 0.00%, 3/23/51 (b)(h)		2,637	2,609,326
Series 2011-IO, Class C, 0.14%, 3/23/51 (b)(h)		1,735	1,646,081
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		670	668,159
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		2,680	2,658,560
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		3,533	3,546,669

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)	USD	2,655	$2,653,572
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.14%, 2/16/51 (a)(b)		14,173	15,267,733
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (b)		4,384	4,507,417
SCG Trust, Series 2013-SRP1, Class AJ, 2.10%, 11/15/26 (a)(b)		2,775	2,783,597
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		4,778	4,730,254
Wachovia Bank Commercial Mortgage Trust:
Series 2006-WL7A, Class H, 0.55%, 9/15/21 (a)(b)		3,690	3,582,248
Series 2007-C33, Class AJ, 6.14%, 2/15/51 (a)		1,975	2,061,049
Series 2007-C33, Class B, 6.14%, 2/15/51 (a)		200	201,693
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		2,489	2,490,339

			213,125,068
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class XA, 1.68%, 3/10/46 (a)		54,298	3,748,818
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.39%, 4/10/47 (a)		9,714	752,860
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.82%, 11/05/30 (a)(b)		54,590	211,263
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XA, 1.72%, 4/15/46 (a)		25,813	2,319,443
Series 2013-LC11, Class XB, 0.73%, 4/15/46 (a)		4,570	193,978
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.86%, 2/15/46 (a)		21,800	2,016,971
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.91%, 5/25/36 (a)(b)		684	12,830
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.95%, 12/15/45 (a)(b)		35,863	3,624,281
Series 2013-C15, Class XA, 0.78%, 8/15/46 (a)		40,006	1,460,256
Series 2014-LC14, Class XA, 1.63%, 3/15/47 (a)		23,586	2,049,213

			16,389,913
Total Non-Agency Mortgage-Backed Securities — 9.6%			329,663,811

Other Interests (i)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (c)(j)	USD	1,888	—
Lehman Brothers Holdings, Inc. (c)(j)		7,360	1
Total Other Interests — 0.0%			1

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	47

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities		Par (000)	Value
Capital Trusts
Automobiles — 0.0%
Volkswagen International Finance NV, 4.88% (a)(k)	EUR	470	$634,449
Banks — 0.6%
Banco Bilbao Vizcaya Argentaria SA:
7.00% (a)(k)		1,000	1,331,348
9.00% (a)(k)	USD	400	425,000
Banco Popular Espanol SA, 11.50% (a)(k)	EUR	900	1,239,059
Banco Santander SA, 6.25% (a)(k)		700	859,826
Barclays PLC:
8.00% (a)(k)		932	1,224,256
8.25% (a)(k)	USD	556	570,595
Danske Bank A/S, 5.75% (a)(k)	EUR	1,400	1,761,649
HSBC Holdings PLC:
5.25% (a)(k)		750	938,956
5.65% (a)(k)	USD	425	422,025
6.38% (a)(k)		4,585	4,579,269
HSH Nordbank AG, 7.25% (k)		692	303,096
Lloyds Banking Group PLC, 6.38% (a)(k)	EUR	1,266	1,643,003
Nordea Bank AB, 6.45% (a)(k)	USD	525	514,500
UniCredit SpA, 6.75% (a)(k)	EUR	400	491,329
Wells Fargo & Co., 5.90% (a)(k)	USD	2,780	2,832,125

			19,136,036
Capital Markets — 0.1%
Credit Suisse Group AG, 6.25% (a)(b)(k)		1,750	1,693,125
State Street Capital Trust IV, 1.23%, 6/15/37 (a)		805	686,263

			2,379,388
Chemicals — 0.0%
Solvay Finance SA, 4.20% (a)(k)	EUR	310	406,475
Diversified Financial Services — 0.1%
HBOS Capital Funding LP, 6.85% (k)	USD	346	347,730
Nationwide Building Society, 6.88% (a)(k)	GBP	629	984,263

			1,331,993
Diversified Telecommunication Services — 0.0%
Orange SA, 5.25% (a)(k)	EUR	450	569,029
Electric Utilities — 0.1%
Electricite de France:
4.13% (a)(k)		1,100	1,458,803
5.00% (a)(k)		1,100	1,508,211
Enel SpA, 5.25%, 1/15/75 (a)		714	937,895

			3,904,909
Insurance — 0.2%
AXA SA, 3.88% (a)(k)		750	923,610
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)	USD	1,841	2,356,480
XL Group PLC, 6.50% (a)(k)		4,925	4,764,937

			8,045,027
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(k)		3,770	3,920,800
Pharmaceuticals — 0.0%
Bayer AG, 3.45%, 7/01/75 (a)	EUR	525	673,051
Thrifts & Mortgage Finance — 0.0%
Coventry Building Society, 6.50% (a)(k)	GBP	655	1,016,081
Total Capital Trusts — 1.2%			42,017,238

Preferred Stocks		Shares	Value
Banks — 0.0%
Royal Bank of Scotland Group PLC, 6.13%		1,919	$45,730
Royal Bank of Scotland Group PLC, 6.60%		9,596	238,077

			283,807
Diversified Financial Services — 0.1%
Concrete Investment II SCA, (c)		12,471	2,346,986
Total Preferred Stocks — 0.1%			2,630,793

Trust Preferreds
Diversified Financial Services — 0.3%
Citigroup Capital XIII, Series 2, 7.88%, 10/30/40		349,440	9,406,925
Total Preferred Securities — 1.6%			54,054,956

Taxable Municipal Bonds		Par (000)
California Educational Facilities Authority RB, 5.00%, 10/01/32	USD	1,750	2,291,503
California Health Facilities Financing Authority RB, 5.00%, 8/15/52		11,000	11,917,070
Chabot-Las Positas Community College District GO, AMBAC, 0.00%, 8/01/43 (h)		3,840	898,445
Chicago Board of Education GO, 5.00%, 12/01/42		1,500	1,517,955
Chicago Midway International Airport RB, 5.00%, 1/01/41		1,860	1,986,238
City of Chicago, IL GO, 5.00%, 1/01/40		3,000	3,031,800
Commonwealth of Massachusetts GO, 5.00%, 8/01/25		2,005	2,504,826
County of Miami-Dade, FL Aviation Revenue RB, CIFG, 5.00%, 10/01/38		8,770	8,872,609
Dallas/Fort Worth International Airport RB, 5.00%, 11/01/42-11/01/45		16,820	17,789,452
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 1/01/44		1,895	2,141,919
Los Angeles Community College District/CA GO, 6.60%, 8/01/42		835	1,131,893
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		860	1,166,925
Metropolitan Washington Airports Authority RB, 5.00%, 10/01/53		2,000	2,100,660
Miami-Dade County Expressway Authority RB, 5.00%, 7/01/39		2,000	2,231,960
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		725	908,722
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		1,059	1,517,272
New Jersey Transportation Trust Fund Authority RB, 5.00%, 6/15/42		5,000	5,311,500
New York City Water & Sewer System RB:
5.38%, 6/15/43		4,410	5,167,373
5.50%, 6/15/43		5,285	6,240,581
5.88%, 6/15/44		835	1,065,552
5.00%, 6/15/47		5,055	5,583,753
New York State Dormitory Authority RB:
5.00%, 3/15/37		1,140	1,299,326
5.39%, 3/15/40		805	947,686
New York State Urban Development Corp. RB, 5.00%, 3/15/23		1,500	1,820,460

See Notes to Consolidated Financial Statements.

48	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46	USD	1,395	$1,528,711
Sales Tax Asset Receivable Corp. RB, 5.00%, 10/15/24-10/15/31 (l)		5,050	6,161,855
San Francisco City & County Airports Comm-San Francisco International Airport RB, 5.00%, 5/01/44		1,940	2,135,339
State of Alabama GO, 5.00%, 8/01/23		2,665	3,272,593
State of California GO:
5.00%, 10/01/37 (l)		1,180	1,349,719
7.60%, 11/01/40		3,900	5,768,724
5.00%, 4/01/43-12/01/43		10,400	11,625,164
State of Illinois GO:
5.00%, 5/01/24		9,335	10,335,805
5.10%, 6/01/33		3,735	3,624,593
State of Minnesota GO, 5.00%, 8/01/24		4,440	5,520,341
University of California RB, 4.86%, 5/15/12		780	752,450
University of Massachusetts Building Authority RB, 5.00%, 11/01/44		13,140	15,055,024
University of North Carolina at Chapel Hill RB, 3.85%, 12/01/34 (l)		1,385	1,394,003
Total Taxable Municipal Bonds — 4.6%			157,969,801

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.6%
Fannie Mae, 6.63%, 11/15/30		1,450	2,060,376
Freddie Mac:
3.75%, 3/27/19 (f)		3,650	3,952,359
4.38%, 7/17/15 (f)		7,950	8,213,113
4.88%, 6/13/18		4,300	4,830,740

			19,056,588
Collateralized Mortgage Obligations — 0.5%
Fannie Mae:
Series 2005-48, Class AR, 5.50%, 2/25/35		18	19,255
Series 2013-C01, Class M2, 5.41%, 10/25/23 (a)		2,505	2,829,448
Series 2014-27, Class CA, 4.00%, 11/01/43		5,838	6,249,026
Series 2014-C01, Class M2, 4.56%, 1/25/24 (a)		2,830	3,037,402
Freddie Mac, Series 4327, Class A, 4.00%, 11/01/42		5,189	5,551,304

			17,686,435
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32		3,973	4,492,452
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2013-121, Class SA, 5.95%, 12/25/43 (a)		2,898	448,504
Freddie Mac:
Series 4307, Class SE, 5.95%, 9/15/36 (a)		2,599	413,915
Series 4320, Class SD, 5.95%, 7/15/39 (a)		2,437	370,221

			1,232,640
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae, Series 2013-M5, Class X2, 2.49%, 1/25/21		12,787	1,487,887

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Freddie Mac, Series K038, Class X1, 0.01%, 3/25/24	USD	34,056	$3,017,406
Ginnie Mae, Series 2012-120, Class IO, 3.82%, 2/16/53		22,759	1,758,282

			6,263,575
Mortgage-Backed Securities — 79.4%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (a)		4,017	4,178,327
2.49%, 10/01/38 (a)		20	21,414
2.50%, 10/01/29 (m)		109,800	110,417,625
3.00%, 1/01/29-10/01/44 (a)(f)(m)		376,008	372,821,616
3.13%, 3/01/41 (a)		1,785	1,897,033
3.18%, 12/01/40 (a)		3,319	3,465,537
3.50%, 1/01/27-10/01/44 (m)		387,815	398,857,282
4.00%, 1/01/25-10/01/44 (m)		404,602	426,965,209
4.50%, 2/01/25-10/01/44 (f)(m)		194,342	209,663,823
4.99%, 8/01/38 (a)		2,583	2,767,755
5.00%, 5/01/23-10/01/44 (m)		33,019	36,529,890
5.50%, 12/01/32-10/01/44 (m)		28,695	32,084,420
6.00%, 2/01/34-10/01/44 (m)		25,051	28,432,798
6.50%, 5/01/40 (f)		10,750	12,168,018
Freddie Mac Mortgage-Backed Securities:
2.19%, 2/01/37 (a)		24	25,542
2.26%, 10/01/36 (a)		36	38,027
2.32%, 2/01/37 (a)		86	91,894
2.50%, 10/01/29 (m)		21,600	21,729,103
2.92%, 6/01/42 (a)		4,342	4,488,444
3.00%, 10/01/29-8/01/43 (f)(m)		69,751	69,516,747
3.04%, 2/01/41 (a)		2,678	2,851,104
3.50%, 10/01/29-10/01/44 (m)(n)		60,310	61,950,600
4.00%, 10/01/29-10/01/44 (m)		84,159	88,600,763
4.50%, 9/01/43-10/01/44 (f)(m)		44,929	48,472,313
5.00%, 7/01/35-10/01/44 (m)		33,866	37,327,493
5.50%, 6/01/41-10/01/44 (f)(m)		13,351	14,852,309
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (a)		1,032	1,071,232
3.00%, 10/15/44 (m)		50,200	50,521,890
3.50%, 2/15/42-10/15/44 (f)(m)		248,327	257,215,613
4.00%, 9/20/40-10/15/44 (m)(n)		229,914	243,953,663
4.50%, 5/20/41-10/15/44 (f)(m)(n)		139,498	151,648,748
5.00%, 12/15/38-10/15/44 (f)(m)		24,437	27,066,612
5.50%, 10/15/43 (m)		2,300	2,546,621

			2,724,239,465
Total U.S. Government Sponsored Agency Securities — 80.8%			2,772,971,155

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.13%, 8/15/44 (f)		137,991	135,791,503
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/42 (f)		12,379	11,335,172
1.38%, 2/15/44		6,500	6,952,159
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-1/15/23 (f)		32,613	32,443,204
0.63%, 1/15/24 (f)		45,305	45,531,712

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	49

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.50%, 9/30/16 (f)	USD	48,065	$47,986,125
1.00%, 9/15/17 (f)		255,755	255,355,509
1.63%, 8/31/19 (f)		56,500	56,111,563
2.00%, 8/31/21 (f)		34,732	34,262,562
2.13%, 9/30/21		71,426	70,979,786
2.38%, 8/15/24 (f)		75,389	74,517,254
Total U.S. Treasury Obligations — 22.5%			771,266,549

Total Long-Term Investments (Cost — $5,767,913,628) — 169.0%			5,798,928,988

Short-Term Securities		Par (000)
Borrowed Bond Agreements — 2.1%
Barclays Bank PLC, (5.00)%, Open (Purchased on 9/19/14 to be repurchased at EUR 149,257, collateralized by Banco Espirito Santo SA, 3.88% due at 1/21/15, par and fair value of EUR 150,000 and $179,986, respectively)	EUR	152	191,688
Barclays Bank PLC, (2.35)%, Open (Purchased on 9/18/14 to be repurchased at EUR 203,716, collateralized by Banco Espirito Santo SA, 5.88% due at 11/09/15, par and fair value of EUR 200,000 and $250,118, respectively)		209	264,435
Barclays Bank PLC, (0.15)%, Open (Purchased on 9/09/14 to be repurchased at EUR 15,632,560, collateralized by Bundesrepublic Deutscheland, 0.75% due at 4/15/18, par and fair value of EUR 14,040,000 and $19,734,173, respectively)		15,718	19,853,344
Barclays Bank PLC, (0.03)%, Open (Purchased on 1/22/14 to be repurchased at EUR 2,943,542, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, par and fair value of EUR 2,600,000 and $3,898,145, respectively)		2,926	3,695,197
Barclays Capital, Inc., (0.10)%, Open (Purchased on 7/28/14 to be repurchased at $781,061, collateralized by Verizon Communications, Inc., 4.15% due at 3/15/24, par and fair value of USD 745,000 and $769,248, respectively)	USD	789	788,769
BNP Paribas Securities Corp., 0.00%, Open (Purchased on 9/18/14 to be repurchased at $8,234,694, collateralized by U.S. Treasury Notes, 1.63% due at 4/30/19, par and fair value of USD 8,245,000 and $8,214,081, respectively)		8,235	8,234,694

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (concluded)
BNP Paribas Securities Corp., 0.00%, 10/01/14 (Purchased on 9/19/14 to be repurchased at $10,698,519, collateralized by U.S. Treasury Notes, 1.63% due at 8/31/19, par and fair value of USD 11,863,000 and $11,781,442, respectively)	USD	11,759	$11,759,199
BNP Paribas Securities Corp., 0.00%, 10/01/14 (Purchased on 9/30/14 to be repurchased at $8,870,618, collateralized by U.S. Treasury Notes, 1.75% due at 9/30/19, par and fair value of USD 8,927,000 and $8,915,145, respectively)		8,916	8,915,841
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 7/25/14 to be repurchased at $762,618, collateralized by Verizon Communications, Inc., 4.15% due at 3/15/24, par and fair value of USD 730,000 and $753,760, respectively)		770	770,150
JPMorgan Chase Bank N.A., (0.18)%, Open (Purchased on 7/25/14 to be repurchased at EUR 462,075, collateralized by Bundesrepublik Deutschland, 2.50% due at 1/04/21, par and fair value of EUR 404,000 and $579,560, respectively)	EUR	462	583,627
JPMorgan Chase Bank N.A., (0.18)%, Open (Purchased on 7/25/14 to be repurchased at EUR 930,229, collateralized by Bundesrepublic Deutschland, 0.75% due at 2/24/17, par and fair value of EUR 906,000 and $1,166,392, respectively)		930	1,174,932
JPMorgan Chase Bank N.A., (0.18)%, Open (Purchased on 9/12/14 to be repurchased at EUR 4,249,226, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 3,720,000 and $4,377,064, respectively)		4,279	5,405,202
JPMorgan Chase Bank N.A., (0.15)%, Open (Purchased on 8/28/14 to be repurchased at EUR 3,126,785, collateralized by Buoni Poliennali Del Tesoro, 4.25% due at 2/01/19, par and fair value of EUR 2,690,000 and $3,074,885, respectively)		3,127	3,949,307
JPMorgan Chase Bank N.A., (0.10)%, Open (Purchased on 9/11/14 to be repurchased at EUR 735,337, collateralized by Kingdom of Spain, 4.60% due at 7/30/19, par and fair value of EUR 618,000 and $698,155, respectively)		739	933,382
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, Open (Purchased on 9/29/14 to be repurchased at $1,120,913, collateralized by U.S. Treasury Bonds, 3.38% due at 5/15/44, par and fair value of USD 1,065,000 and $1,099,613, respectively)	USD	1,121	1,120,913

See Notes to Consolidated Financial Statements.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (concluded)
Morgan Stanley & Co. International PLC, 0.05%, Open (Purchased on 7/21/14 to be repurchased at EUR 3,282,094, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 2,501,000 and $4,106,640, respectively)	EUR	3,270	$4,129,704

			71,770,384
		Shares
Mutual Funds — 0.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(o)		12,191,454	12,191,454
Total Short-Term Securities (Cost — $85,429,201) — 2.4%			83,961,838

Options Purchased
(Cost — $14,097,586) — 0.7%			23,273,301
Total Investments Before TBA Sale Commitments, Options Written, Investments Sold Short and Borrowed Bonds (Cost — $5,867,440,415) — 172.1%			5,906,164,127

TBA Sale Commitments (m)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/29	USD	154,800	(155,591,879)
3.00%, 10/01/44		296,475	(292,013,200)
3.50%, 10/01/29-10/01/44		212,200	(218,330,208)
4.00%, 10/01/29-10/01/44		266,350	(280,741,765)
4.50%, 10/01/29-10/01/44		108,600	(117,159,839)
5.00%, 10/01/44		14,200	(15,667,481)
5.50%, 10/01/44		3,000	(3,340,899)
6.00%, 10/01/44		1,100	(1,243,301)
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/44		18,000	(17,770,788)
3.50%, 10/01/44		12,000	(12,247,968)
4.00%, 10/01/44		29,900	(31,479,079)
4.50%, 10/01/44		11,200	(12,078,500)
5.00%, 10/01/44		10,600	(11,673,250)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/44		184,500	(190,640,382)
4.50%, 10/15/44		98,800	(107,081,933)
3.00%, 10/15/44		1,200	(1,207,594)
4.00%, 10/15/44		169,800	(179,948,182)
5.00%, 10/15/44		1,100	(1,209,936)
Total TBA Sale Commitments (Proceeds — $1,647,560,420) — (48.1)%			(1,649,426,184)

Options Written
(Premiums Received — $10,745,377) — (0.6)%			(19,254,389)

Investments Sold Short		Par (000)	Value
U.S. Treasury Obligations — 0.0%
U.S. Treasury Bonds, 3.38%, 5/15/44	USD	1,010	$(1,042,825)
Total Investments Sold Short (Proceeds — $1,046,040) — (0.0)%			(1,042,825)

Borrowed Bonds
Corporate Bonds — 0.0%
Banco Espirito Santo SA,
5.88%, 11/09/15	EUR	200	(250,118)
3.88%, 1/21/15		150	(179,986)
Verizon Communications, Inc.,
4.15%, 3/15/24	USD	1,475	(1,523,008)

			(1,953,112)
Foreign Government Obligations — (1.1)%
Bundesrepublik Deutschland,
0.75%, 2/24/17	EUR	906	(1,166,392)
0.75%, 4/15/18		14,040	(19,734,173)
2.50%, 1/04/21		404	(579,560)
Buoni Poliennali Del Tesoro,
4.25%, 2/01/19		2,690	(3,074,885)
4.50%, 3/01/26		2,600	(3,898,145)
Kingdom of Spain,
4.10%, 7/30/18		3,720	(4,377,064)
4.60%, 7/30/19		618	(698,155)
5.85%, 1/31/22		2,501	(4,106,640)

			(37,635,014)
U.S. Treasury Obligations — (0.9)%
U.S. Treasury Bonds,
3.38%, 5/15/44	USD	1,065	(1,099,613)
U.S. Treasury Notes:
1.75%, 9/30/19		8,927	(8,915,145)
1.63%, 4/30/19-8/31/19		20,108	(19,995,523)

			(30,010,281)
Total Borrowed Bonds (Proceeds — $68,156,007) — (2.0)%			(69,598,407)
Total Investments Net of TBA Sale Commitments, Options Written, Investments Sold Short and Borrowed Bonds — 121.4%			4,166,842,322
Liabilities in Excess of Other Assets — (21.4)%			(735,072,926)

Net Assets — 100.0%			$3,431,769,396

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	51

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Notes to Consolidated Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2013	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at September 30, 2014	Value at September 30, 2014	Income
BlackRock Capital Finance LP, Series 1997-R2, Class AP	—	8,540	(1,343)	7,197	$7,047	$1,351
BlackRock Liquidity Funds, TempFund, Institutional Class	51,436,621	—	(39,245,167)[1]	12,191,454	$12,191,454	$6,708
iShares iBoxx $ High Yield Corporate Bond ETF	190,000	—	(190,000)	—	—	$394,367
iShares JPMorgan USD Emerging Markets Bond Fund	114,500	—	(114,500)	—	—	$99,593

[1]	Represents net shares sold.

(h)	Zero-coupon bond.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Issuer filed for bankruptcy and/or is in default of interest payments.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$3,664,822	$2,658
J.P. Morgan Securities LLC	$2,071,331	$(2,158)
Morgan Stanley & Co. LLC	$425,702	$795
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,349,719	$7,823
Wells Fargo Securities, LLC	$1,394,003	$9,003

(m)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$56,416,634	$(56,604)
BNP Paribas Securities Corp.	$436,750	$4,625
Citigroup Global Markets, Inc.	$(125,683,035)	$(138,176)
Credit Suisse Securities (USA) LLC	$(139,937,327)	$684,847
Deutsche Bank Securities, Inc.	$137,139,635	$(335,505)
Goldman Sachs & Co.	$59,265,144	$(91,106)
J.P. Morgan Securities LLC	$(85,928,267)	$(302,757)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(47,546,014)	$(10,748)
Morgan Stanley & Co. LLC	$114,605,812	$171,191
Nomura Securities International, Inc.	$(38,248,870)	$85,693
RBC Capital Markets, LLC	$17,698,084	$35,224
Wells Fargo Securities, LLC	$(16,147,836)	$(30,496)

(n)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(o)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Consolidated Financial Statements.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Reverse repurchase agreements outstanding as of September 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.09%	4/21/14	Open	$8,447,000	$8,450,041
BNP Paribas Securities Corp.	0.07%	5/30/14	Open	11,519,875	11,525,033
RBC Capital Markets, LLC	0.09%	6/25/14	Open	46,310,000	46,326,389
Bank of Montreal	(0.01)%	8/15/14	Open	64,268,750	64,278,819
Bank of Montreal	(0.01)%	8/21/14	Open	19,345,344	19,347,547
Credit Suisse Securities (USA) LLC	0.16%	9/10/14	10/14/14	93,406,000	93,414,303
BNP Paribas Securities Corp.	0.00%	9/12/14	10/01/14	54,518,750	54,518,750
Bank of Montreal	0.16%	9/17/14	10/23/14	143,093,000	143,101,268
Credit Suisse Securities (USA) LLC	0.09%	9/17/14	Open	7,138,000	7,138,250
Credit Suisse Securities (USA) LLC	0.09%	9/17/14	Open	22,769,000	22,769,797
Credit Suisse Securities (USA) LLC	0.09%	9/17/14	Open	27,436,000	27,436,960
Deutsche Bank Securities, Inc.	0.03%	9/22/14	Open	40,436,250	40,436,654
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	9/29/14	10/01/14	29,962,500	29,962,500
Bank of Montreal	0.00%	9/30/14	10/01/14	255,435,306	255,435,306
BNP Paribas Securities Corp.	0.00%	9/30/14	10/01/14	9,987,500	9,987,500
Bank of Montreal	0.01%	9/30/14	Open	36,583,750	36,583,760
Total				$870,657,025	$870,712,877

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
	Australian Government Bonds
589	(10 Year)	Sydney	December 2014	USD	62,296,484	$607,741
10	DAX Index Futures	Eurex	December 2014	USD	2,996,760	(55,278)
211	E-Mini S&P 500 Futures	Chicago Mercantile	December 2014	USD	20,736,025	(221,698)
(262)	Euro STOXX Banks Index	Eurex	December 2014	USD	2,468,670	5,406
(447)	Euro-Bobl	Eurex	December 2014	USD	72,221,894	(109,457)
(188)	Euro-Bund	Eurex	December 2014	USD	35,546,967	(194,994)
(50)	Euro-Buxl	Eurex	December 2014	USD	8,992,965	15,111
(85)	Euro-Schatz	Eurex	December 2014	USD	11,917,478	(4,125)
(56)	GiltBritish	NYSE Liffe	December 2014	USD	10,271,284	(50,908)
18	Nikkei 225 Index	Chicago Mercantile	December 2014	USD	2,655,482	41,500
482	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2014	USD	66,470,813	135,262
(548)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	68,303,062	(239,434)
957	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2014	USD	209,433,466	(116,564)
(184)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	USD	21,759,438	(2,266)
(179)	U.S. Ultra Treasury Bonds	Chicago Board Options	December 2014	USD	27,297,500	(22,840)
201	Canadian Bankers Acceptance	Montreal	June 2015	USD	44,275,816	17,632
381	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	94,721,363	(3,533)
63	Canadian Bankers Acceptance	Montreal	September 2015	USD	13,865,541	6,089
(14)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	3,471,300	344
(936)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	231,414,300	33,874
(395)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	97,382,313	115,262
42	3-month EURIBOR	NYSE Liffe	June 2016	USD	13,244,193	78,894
(191)	Canadian Bankers Acceptance	Montreal	June 2016	USD	41,864,123	2,374
(14)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	3,441,725	2,732
174	3-month EURIBOR	NYSE Liffe	September 2016	USD	54,852,317	540,554
(63)	Canadian Bankers Acceptance	Montreal	September 2016	USD	13,788,897	(61)
(14)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	3,432,100	1,854
(14)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	3,422,825	1,577
(14)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	3,415,125	3,007
(42)	3-month EURIBOR	NYSE Liffe	June 2017	USD	13,222,974	(126,116)
(14)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	3,408,475	2,619

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	53

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Financial futures contracts outstanding as of September 30, 2014 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(174)	3-month EURIBOR	NYSE Liffe	September 2017	USD	54,750,673	$(766,999)
(143)	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	34,713,250	(30,011)
Total						$(332,452)

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	4,050,788	USD	1,752,450	BNP Paribas S.A.	10/02/14	$(98,500)
USD	602,450	BRL	1,358,826	Bank of America N.A.	10/02/14	47,637
USD	1,150,000	BRL	2,597,850	Goldman Sachs International	10/02/14	89,289
USD	1,461,000	ZAR	16,003,217	BNP Paribas S.A.	10/02/14	43,117
USD	1,622,450	ZAR	17,492,282	BNP Paribas S.A.	10/02/14	72,636
USD	2,316,000	ZAR	25,870,415	BNP Paribas S.A.	10/02/14	23,884
USD	3,891,000	ZAR	41,509,966	BNP Paribas S.A.	10/02/14	213,222
USD	4,000,000	ZAR	42,672,800	BNP Paribas S.A.	10/02/14	219,195
USD	832,000	ZAR	9,190,688	Goldman Sachs International	10/02/14	17,706
ZAR	8,913,740	USD	811,225	BNP Paribas S.A.	10/02/14	(21,469)
ZAR	16,932,508	USD	1,541,000	BNP Paribas S.A.	10/02/14	(40,782)
ZAR	25,558,797	USD	2,316,000	BNP Paribas S.A.	10/02/14	(51,494)
ZAR	5,498,328	USD	500,520	Citibank N.A.	10/02/14	(13,369)
ZAR	8,672,639	USD	811,225	Deutsche Bank AG	10/02/14	(42,830)
ZAR	12,799,721	USD	1,158,000	JPMorgan Chase Bank N.A.	10/02/14	(23,946)
USD	1,488,000	ZAR	16,535,400	BNP Paribas S.A.	10/03/14	23,222
USD	687,000	ZAR	7,577,267	Deutsche Bank AG	10/03/14	15,772
ZAR	7,021,350	USD	630,000	Deutsche Bank AG	10/03/14	(8,018)
ZAR	10,775,401	USD	973,080	Goldman Sachs Bank USA	10/03/14	(18,548)
ZAR	6,381,197	USD	571,920	Goldman Sachs International	10/03/14	(6,646)
EUR	30,000,000	USD	38,817,540	Bank of America N.A.	10/06/14	(924,313)
INR	243,915,750	USD	4,030,000	Deutsche Bank AG	10/14/14	(93,229)
MXN	55,115,307	USD	4,170,000	BNP Paribas S.A.	10/14/14	(70,531)
MXN	13,510,761	USD	1,023,000	Goldman Sachs International	10/14/14	(18,072)
TRY	1,341,534	USD	591,000	BNP Paribas S.A.	10/14/14	(4,029)
USD	4,030,000	INR	248,691,300	Barclays Bank PLC	10/14/14	16,153
USD	1,607,600	MXN	21,441,140	Deutsche Bank AG	10/14/14	12,811
USD	3,299,000	MXN	43,772,782	Morgan Stanley Capital Services LLC	10/14/14	43,187
USD	591,000	TRY	1,334,537	BNP Paribas S.A.	10/14/14	7,090
USD	286,400	MXN	3,804,308	Goldman Sachs International	10/15/14	3,457
USD	1,478,000	TRY	3,394,966	Deutsche Bank AG	10/15/14	(7,008)
CLP	616,286,000	USD	1,028,000	Credit Suisse International	10/17/14	718
CLP	4,783,603,800	USD	7,998,000	Credit Suisse International	10/17/14	(13,106)
COP	3,494,368,500	USD	1,722,000	Goldman Sachs International	10/17/14	1,087
COP	1,653,776,710	USD	827,000	Morgan Stanley Capital Services LLC	10/17/14	(11,516)
TRY	2,685,100	USD	1,182,000	BNP Paribas S.A.	10/17/14	(8,156)
USD	2,571,000	CLP	1,551,907,020	Credit Suisse International	10/17/14	(19,477)
USD	3,713,000	CLP	2,238,270,660	Credit Suisse International	10/17/14	(23,170)
USD	1,714,000	CLP	1,030,713,900	Goldman Sachs International	10/17/14	(6,322)
USD	1,028,000	CLP	617,057,000	Morgan Stanley Capital Services LLC	10/17/14	(1,905)
USD	827,000	COP	1,642,752,800	Credit Suisse International	10/17/14	16,952

See Notes to Consolidated Financial Statements.

54	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,896,220	COP	9,774,323,986	Credit Suisse International	10/17/14	$76,462
USD	1,367,000	COP	2,767,081,400	Morgan Stanley Capital Services LLC	10/17/14	2,541
USD	1,182,000	TRY	2,650,458	BNP Paribas S.A.	10/17/14	23,300
USD	1,773,000	TRY	3,952,638	BNP Paribas S.A.	10/17/14	45,027
USD	1,773,000	TRY	4,009,444	BNP Paribas S.A.	10/17/14	20,192
USD	1,773,000	TRY	4,031,891	Deutsche Bank AG	10/17/14	10,380
USD	2,987,000	TRY	6,637,562	Deutsche Bank AG	10/17/14	85,259
USD	591,000	TRY	1,316,453	Goldman Sachs International	10/17/14	15,487
RUB	298,351,400	USD	8,210,000	Credit Suisse International	10/20/14	(707,482)
USD	8,210,000	RUB	294,102,725	Goldman Sachs Bank USA	10/20/14	814,321
CHF	105,922	USD	115,309	Deutsche Bank AG	10/21/14	(4,361)
CHF	104,968	USD	114,234	Goldman Sachs Bank USA	10/21/14	(4,266)
EUR	3,400,000	USD	4,545,055	Bank of America N.A.	10/21/14	(250,058)
EUR	9,000,000	USD	11,506,770	Bank of America N.A.	10/21/14	(137,660)
EUR	13,030,000	USD	17,507,316	Barclays Bank PLC	10/21/14	(1,047,372)
EUR	10,500,000	USD	13,565,528	BNP Paribas S.A.	10/21/14	(301,566)
EUR	4,500,000	USD	6,028,290	Citibank N.A.	10/21/14	(343,735)
EUR	10,000,000	USD	12,834,960	Goldman Sachs International	10/21/14	(202,616)
EUR	36,000,000	USD	46,510,380	JPMorgan Chase Bank N.A.	10/21/14	(1,033,940)
EUR	1,600,000	USD	2,126,584	The Bank of New York Mellon	10/21/14	(105,409)
EUR	2,800,000	USD	3,715,443	The Bank of New York Mellon	10/21/14	(178,387)
GBP	2,500,000	USD	4,171,601	BNP Paribas S.A.	10/21/14	(119,487)
GBP	3,500,000	USD	5,673,577	Citibank N.A.	10/21/14	(231)
GBP	600,000	USD	998,441	Deutsche Bank AG	10/21/14	(25,934)
USD	1,705,094	AUD	1,834,000	Royal Bank of Scotland PLC	10/21/14	101,869
USD	246,171	CHF	219,500	Royal Bank of Scotland PLC	10/21/14	16,215
USD	1,069,335	EUR	800,000	Bank of America N.A.	10/21/14	58,748
USD	5,360,150	EUR	4,137,000	Barclays Bank PLC	10/21/14	134,149
USD	12,997,691	EUR	10,233,000	Barclays Bank PLC	10/21/14	71,013
USD	3,887,868	EUR	3,000,000	Deutsche Bank AG	10/21/14	98,165
USD	8,145,777	EUR	6,309,000	Goldman Sachs Bank USA	10/21/14	176,031
USD	290,035	EUR	220,000	Goldman Sachs International	10/21/14	12,124
USD	3,737,201	EUR	2,900,000	Goldman Sachs International	10/21/14	73,821
USD	2,677,682	EUR	2,000,000	JPMorgan Chase Bank N.A.	10/21/14	151,213
USD	413,052,376	EUR	305,236,000	JPMorgan Chase Bank N.A.	10/21/14	27,467,750
USD	189,402	EUR	140,000	TD Securities, Inc.	10/21/14	12,549
USD	2,633,216	EUR	2,000,000	The Bank of New York Mellon	10/21/14	106,747
USD	4,037,767	GBP	2,400,000	Bank of America N.A.	10/21/14	147,738
USD	39,096,536	GBP	22,881,000	Bank of America N.A.	10/21/14	2,009,968
USD	2,616,080	GBP	1,600,000	Goldman Sachs International	10/21/14	22,727
USD	5,537,480	ZAR	62,801,004	Citibank N.A.	11/03/14	2,109
USD	1,447,000	ZAR	16,409,559	Credit Suisse International	11/03/14	1,127
BRL	2,265,648	USD	924,000	Goldman Sachs International	11/12/14	(9,567)
USD	924,000	BRL	2,274,149	Goldman Sachs International	11/12/14	6,136
RUB	70,196,400	USD	1,860,000	BNP Paribas S.A.	11/26/14	(108,345)
RUB	410,965,658	USD	10,893,000	Credit Suisse International	11/26/14	(637,914)
RUB	481,690,000	USD	12,760,000	Deutsche Bank AG	11/26/14	(740,085)
USD	8,210,000	RUB	301,307,000	Credit Suisse International	11/26/14	691,296
USD	17,303,000	RUB	642,849,708	Credit Suisse International	11/26/14	1,261,564

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	55

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	24,322,500	USD	11,111,238	Bank of America N.A.	12/04/14	$(603,982)
TRY	24,322,500	USD	11,033,114	Deutsche Bank AG	12/04/14	(525,858)
TRY	3,864,534	USD	1,765,434	Goldman Sachs Bank USA	12/04/14	(95,965)
TRY	1,463,905	USD	665,109	Goldman Sachs International	12/04/14	(32,706)
TRY	5,169,334	USD	2,348,630	Goldman Sachs International	12/04/14	(115,491)
USD	1,909,257	TRY	4,203,655	Bank of America N.A.	12/04/14	93,289
USD	1,703,637	TRY	3,710,180	Deutsche Bank AG	12/04/14	100,849
USD	2,974,922	TRY	6,477,000	Deutsche Bank AG	12/04/14	176,875
USD	4,722,135	TRY	10,477,000	Deutsche Bank AG	12/04/14	196,098
USD	4,925,537	TRY	10,782,000	Deutsche Bank AG	12/04/14	267,741
USD	9,453,814	TRY	20,909,000	Deutsche Bank AG	12/04/14	421,181
USD	1,194,222	TRY	2,583,939	Goldman Sachs International	12/04/14	77,968
AUD	1,723,117	EUR	1,230,000	Citibank N.A.	12/17/14	(54,277)
AUD	12,089,000	EUR	8,439,776	Credit Suisse International	12/17/14	(141,152)
AUD	1,380,395	EUR	985,000	Goldman Sachs Bank USA	12/17/14	(43,030)
AUD	4,571,000	USD	4,132,695	BNP Paribas S.A.	12/17/14	(153,162)
AUD	4,572,000	USD	4,125,040	BNP Paribas S.A.	12/17/14	(144,637)
AUD	2,180,000	USD	1,944,087	Citibank N.A.	12/17/14	(46,169)
AUD	4,571,000	USD	4,129,853	Citibank N.A.	12/17/14	(150,320)
AUD	1,820,000	USD	1,633,996	Goldman Sachs Bank USA	12/17/14	(49,496)
AUD	4,571,000	USD	4,131,178	Goldman Sachs International	12/17/14	(151,645)
CAD	5,672,975	GBP	3,140,000	Goldman Sachs International	12/17/14	(31,042)
CAD	1,210,000	MXN	14,610,777	Morgan Stanley & Co. International PLC	12/17/14	(3,644)
CAD	17,600,823	USD	15,900,000	Goldman Sachs International	12/17/14	(213,836)
CAD	3,450,367	USD	3,140,000	JPMorgan Chase Bank N.A.	12/17/14	(64,972)
EUR	2,215,000	AUD	3,102,010	Citibank N.A.	12/17/14	98,615
EUR	8,289,392	AUD	12,089,000	Deutsche Bank AG	12/17/14	(48,898)
EUR	13,007,965	GBP	10,168,000	BNP Paribas S.A.	12/17/14	(33,468)
EUR	13,004,581	GBP	10,167,000	Citibank N.A.	12/17/14	(36,124)
EUR	2,185,000	JPY	305,672,978	JPMorgan Chase Bank N.A.	12/17/14	(27,952)
EUR	3,225,000	PLN	13,639,331	BNP Paribas S.A.	12/17/14	(28,414)
EUR	2,215,000	PLN	9,351,172	Deutsche Bank AG	12/17/14	(14,516)
EUR	24,975,000	USD	31,773,944	Deutsche Bank AG	12/17/14	(211,423)
GBP	965,000	CAD	1,723,278	Morgan Stanley & Co. International PLC	12/17/14	27,514
GBP	2,175,000	CAD	3,908,767	State Street Bank and Trust Co.	12/17/14	40,005
GBP	20,335,000	EUR	25,857,224	Royal Bank of Scotland PLC	12/17/14	265,884
JPY	304,481,126	EUR	2,185,000	JPMorgan Chase Bank N.A.	12/17/14	17,077
MXN	42,967,580	CAD	3,565,000	JPMorgan Chase Bank N.A.	12/17/14	4,822
PLN	9,334,030	EUR	2,215,000	Citibank N.A.	12/17/14	9,358
PLN	13,605,953	EUR	3,225,000	Deutsche Bank AG	12/17/14	18,371
PLN	3,937,230	USD	1,210,000	BNP Paribas S.A.	12/17/14	(25,293)
USD	39,376,329	AUD	43,526,892	Barclays Bank PLC	12/17/14	1,481,621
USD	1,629,552	AUD	1,820,000	Deutsche Bank AG	12/17/14	45,051
USD	1,921,561	AUD	2,180,000	Deutsche Bank AG	12/17/14	23,643
USD	5,145,000	CAD	5,686,408	Goldman Sachs International	12/17/14	77,173
USD	15,900,000	CAD	17,544,648	Royal Bank of Scotland PLC	12/17/14	263,900

See Notes to Consolidated Financial Statements.

56	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	32,340,852	EUR	24,975,000	Credit Suisse International	12/17/14	$778,331
USD	30,839,824	EUR	24,232,000	Deutsche Bank AG	12/17/14	216,280
USD	1,210,000	PLN	3,948,569	Barclays Bank PLC	12/17/14	21,881
CAD	2,249,354	USD	2,004,999	JPMorgan Chase Bank N.A.	12/19/14	929
BRL	4,948,329	USD	2,023,856	JPMorgan Chase Bank N.A.	3/03/15	(84,347)
TRY	21,103,000	USD	9,468,749	Goldman Sachs International	3/03/15	(555,743)
USD	1,021,150	BRL	2,439,017	Goldman Sachs International	3/03/15	65,172
USD	1,049,126	BRL	2,500,696	Morgan Stanley & Co. International PLC	3/03/15	68,972
USD	6,157,812	TRY	13,735,000	Bank of America N.A.	3/03/15	356,735
USD	3,303,888	TRY	7,368,000	Deutsche Bank AG	3/03/15	67,411
TRY	2,277,659	USD	998,370	Bank of America N.A.	5/07/15	(51,967)
TRY	2,664,209	USD	1,160,521	Bank of America N.A.	5/07/15	(53,502)
TRY	3,691,153	USD	1,610,640	Bank of America N.A.	5/07/15	(76,909)
TRY	4,203,655	USD	1,846,504	Bank of America N.A.	5/07/15	(99,821)
TRY	5,978,957	USD	2,620,959	Barclays Bank PLC	5/07/15	(136,611)
USD	494,829	TRY	1,121,629	Bank of America N.A.	5/07/15	28,775
USD	662,912	TRY	1,519,195	Bank of America N.A.	5/07/15	31,663
USD	686,041	TRY	1,554,466	Bank of America N.A.	5/07/15	40,137
USD	2,340,978	TRY	5,278,203	BNP Paribas S.A.	5/07/15	147,804
USD	1,152,400	TRY	2,645,335	Deutsche Bank AG	5/07/15	53,223
USD	1,635,738	TRY	3,684,174	Deutsche Bank AG	5/07/15	104,908
USD	1,335,919	TRY	3,012,631	Goldman Sachs International	5/07/15	84,125
TRY	20,959,000	USD	9,240,367	Deutsche Bank AG	5/26/15	(573,164)
TRY	23,319,400	USD	10,172,483	Deutsche Bank AG	5/26/15	(529,181)
TRY	37,361,300	USD	16,333,523	Deutsche Bank AG	5/26/15	(1,232,661)
TRY	37,361,300	USD	16,238,395	Goldman Sachs International	5/26/15	(788,328)
USD	6,343,201	TRY	14,250,000	Bank of America N.A.	5/26/15	450,379
USD	10,715,702	TRY	24,322,500	Bank of America N.A.	5/26/15	657,587
USD	2,444,268	TRY	5,526,000	Deutsche Bank AG	5/26/15	159,094
USD	3,256,287	TRY	7,368,000	Deutsche Bank AG	5/26/15	209,388
USD	10,630,463	TRY	24,322,500	Deutsche Bank AG	5/26/15	799,683
USD	1,596,515	TRY	3,573,000	Goldman Sachs International	5/26/15	118,967
USD	3,176,727	TRY	7,147,000	Goldman Sachs International	5/26/15	221,219
USD	4,729,968	TRY	10,720,000	Goldman Sachs International	5/26/15	296,913
USD	4,734,982	TRY	10,720,000	Goldman Sachs International	5/26/15	301,927
USD	4,858,022	TRY	11,052,000	Goldman Sachs International	5/26/15	3,308
Total						$28,860,452

•	Exchange-traded options purchased as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 2-Year Mid-Curve	Call	USD	98.00	12/12/14	19	$3,444
E-Mini S&P 500	Call	USD	2,020.00	12/31/14	49	56,350
E-Mini S&P 500	Call	USD	2,000.00	12/31/14	31	49,600
WisdomTree Japan Hedged Equity	Call	USD	53.00	2/20/15	2,900	507,500
Euro Dollar 3-Year Mid-Curve	Put	USD	97.00	10/10/14	890	77,875
EURO STOXX 50 Index	Put	EUR	3,250.00	10/17/14	81	52,995
FTSE 100 Index	Put	GBP	6,800.00	10/17/14	83	236,816
Lloyds Banking Group PLC	Put	GBP	0.72	10/17/14	7,300	29,586

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	57

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Exchange-traded options purchased as of September 30, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
S&P 500 Index	Put	USD	1,980.00	10/18/14	2	$5,480
U.S. Treasury Notes (10 Year)	Put	USD	124.00	10/24/14	54	17,719
U.S. Treasury Notes (10 Year)	Put	USD	123.50	11/21/14	36	15,750
Euro Dollar 2-Year Mid-Curve	Put	USD	97.88	12/12/14	83	41,500
Euro Dollar 1-Year Mid-Curve	Put	USD	98.50	3/13/15	3,599	1,282,144
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	3/13/15	104	50,700
Euro Dollar 90-Day	Put	USD	99.63	3/16/15	1,808	192,100
Euro Dollar 90-Day	Put	USD	99.25	6/15/15	194	27,888
Total						$2,647,447

•	OTC barrier options purchased as of September 30, 2014 were as follows:

Description	Counterparty	Strike Price		Barrier Price/Range		Expiration Date	Notional Amount (000)		Market Value
USD Currency	JPMorgan Chase Bank N.A.	BRL	2.10	BRL	2.10	1/08/15	USD	502	$16,432

•	OTC options purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Bank of America N.A.	Call	JPY	102.00	10/09/14	USD	31,260	$2,184,077
USD Currency	Bank of America N.A.	Call	JPY	105.00	10/09/14	USD	31,260	1,330,244
USD Currency	Bank of America N.A.	Call	JPY	105.00	10/09/14	USD	31,255	1,330,032
AUD Currency	Citibank N.A.	Call	USD	0.94	10/10/14	AUD	6,120	1
AUD Currency	UBS AG	Call	USD	0.94	10/10/14	AUD	12,285	1
USD Currency	BNP Paribas S.A.	Call	TRY	2.25	10/21/14	USD	1,773	37,876
EUR Currency	Barclays Bank PLC	Call	MXN	17.50	11/06/14	EUR	2,290	13,042
USD Currency	Goldman Sachs Bank USA	Call	BRL	2.46	11/07/14	USD	3,969	107,359
USD Currency	Morgan Stanley Capital Services LLC	Call	BRL	2.50	11/07/14	USD	5,670	111,928
USD Currency	Goldman Sachs Bank USA	Call	BRL	2.46	11/21/14	USD	7,882	249,239
GBP Currency	Goldman Sachs Bank USA	Call	USD	1.66	12/22/14	GBP	9,435	64,704
USD Currency	Bank of America N.A.	Call	JPY	102.00	1/12/15	USD	38,360	2,717,783
USD Currency	Deutsche Bank AG	Call	JPY	105.00	1/12/15	USD	76,725	3,558,713
GBP Currency	Deutsche Bank AG	Put	USD	1.65	10/02/14	GBP	58,642	1,384,649
GBP Currency	Deutsche Bank AG	Put	USD	1.61	10/02/14	GBP	44,264	27,835
GBP Currency	JPMorgan Chase Bank N.A.	Put	USD	1.61	10/02/14	GBP	31,011	19,501
EUR Currency	Citibank N.A.	Put	USD	1.29	10/06/14	EUR	40,535	1,095,120
USD Currency	Deutsche Bank AG	Put	ZAR	11.00	10/07/14	USD	3,434	740
EUR Currency	BNP Paribas S.A.	Put	PLN	4.16	10/28/14	EUR	6,040	16,860
EUR Currency	Deutsche Bank AG	Put	MXN	16.80	11/06/14	EUR	5,725	49,941
AUD Currency	Barclays Bank PLC	Put	USD	0.90	12/19/14	AUD	21,955	772,904
AUD Currency	Deutsche Bank AG	Put	USD	0.88	12/19/14	AUD	18,300	344,200
AUD Currency	Deutsche Bank AG	Put	USD	0.88	12/19/14	AUD	3,655	68,746
EUR Currency	Deutsche Bank AG	Put	PLN	4.16	1/16/15	EUR	12,180	92,658
EUR Currency	Deutsche Bank AG	Put	USD	1.25	3/19/15	EUR	12,115	233,586
AUD Currency	Deutsche Bank AG	Put	USD	0.85	3/20/15	AUD	14,515	258,472
Total								$16,070,211

•	OTC credit default swaptions purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
Sold protection on 5-Year Credit Default Swaps	Bank of America N.A.	Call	EUR	250.00	Pay	iTraxx Crossover Series 21 Version 1	10/15/14	EUR	1,350	$6,678

See Notes to Consolidated Financial Statements.

58	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC credit default swaptions purchased as of September 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
Sold protection on 5-Year						iTraxx Crossover
Credit Default Swaps	BNP Paribas S.A.	Call	EUR	250.00	Pay	Series 21 Version 1	10/15/14	EUR	2,700	$13,356
Sold protection on 5-Year						iTraxx Crossover
Credit Default Swaps	BNP Paribas S.A.	Call	EUR	250.00	Pay	Series 21 Version 1	10/15/14	EUR	2,700	13,356
Sold protection on 5-Year						iTraxx Crossover
Credit Default Swaps	Citibank N.A.	Call	EUR	250.00	Pay	Series 21 Version 1	10/15/14	EUR	2,700	13,356
Sold protection on 5-Year						iTraxx Crossover
Credit Default Swaps	Deutsche Bank AG	Call	EUR	250.00	Pay	Series 21 Version 1	10/15/14	EUR	2,700	13,356
Total										$60,102

•	OTC interest rate swaptions purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	11.50%	Receive	1-day BZDIOVER	1/02/15	BRL	33,763	$10,664
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	11.50%	Receive	1-day BZDIOVER	1/02/15	BRL	36,150	11,418
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	17,315	13,011
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	13,909	10,451
2-Year Interest Rate Swap	Deutsche Bank AG	Call	12.00%	Receive	1-day BZDIOVER	1/02/15	BRL	25,821	28,173
10-Year Interest Rate Swap	Citibank N.A.	Call	2.15%	Receive	3-month LIBOR	2/27/15	USD	4,750	6,806
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.15%	Receive	3-month LIBOR	2/27/15	USD	7,450	10,259
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.15%	Receive	3-month LIBOR	2/27/15	USD	19,800	27,265
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.20%	Receive	3-month LIBOR	3/04/15	USD	32,000	58,982
1-Year Interest Rate Swap	Credit Suisse International	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	50,893	47,883
1-Year Interest Rate Swap	Deutsche Bank AG	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	18,175	17,100
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	111,770	1,738,305
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Pay	6-month GBP LIBOR	10/29/14	GBP	310	321
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.70%	Pay	6-month GBP LIBOR	11/06/14	GBP	2,000	5,636
10-Year Interest Rate Swap	Credit Suisse International	Put	2.70%	Pay	3-month LIBOR	11/07/14	USD	73,930	574,096
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.75%	Pay	3-month LIBOR	12/16/14	USD	32,609	35,827
5-Year Interest Rate Swap	Deutsche Bank AG	Put	3.86%	Pay	3-month LIBOR	12/18/14	USD	4,400	7,480
5-Year Interest Rate Swap	Deutsche Bank AG	Put	3.89%	Pay	3-month LIBOR	12/22/14	USD	4,390	7,283
1-Year Interest Rate Swap	Bank of America N.A.	Put	12.30%	Pay	1-day BZDIOVER	1/02/15	BRL	51,950	51,036
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	111,770	1,806,781
Total									$4,468,777

•	Exchange-traded options written as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	125.50	10/24/14	26	$(6,500)
Euro Dollar 1-Year Mid-Curve	Call	USD	99.00	12/12/14	1,017	(139,838)
Euro Dollar 1-Year Mid-Curve	Call	USD	99.00	3/13/15	52	(5,850)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	59

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Exchange-traded options written as of September 30, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 2-Year Mid-Curve	Put	USD	97.50	12/12/14	83	$(11,931)
Euro Dollar 1-Year Mid-Curve	Put	USD	98.13	3/13/15	104	(13,000)
Total						$(177,119)

•	OTC options written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Bank of America N.A.	Call	JPY	102.00	10/09/14	USD	31,260	$(2,184,077)
USD Currency	Bank of America N.A.	Call	JPY	105.00	10/09/14	USD	62,515	(2,660,276)
USD Currency	BNP Paribas S.A.	Call	TRY	2.25	10/21/14	USD	1,773	(37,876)
USD Currency	BNP Paribas S.A.	Call	TRY	2.31	10/30/14	USD	1,773	(18,156)
EUR Currency	Deutsche Bank AG	Call	MXN	17.50	11/06/14	EUR	5,725	(32,605)
USD Currency	Deutsche Bank AG	Call	TRY	2.30	11/07/14	USD	1,985	(29,092)
USD Currency	Deutsche Bank AG	Call	ZAR	11.60	11/07/14	USD	2,835	(22,781)
USD Currency	Goldman Sachs Bank USA	Call	BRL	2.56	11/07/14	USD	3,969	(48,709)
USD Currency	Morgan Stanley Capital Services LLC	Call	BRL	2.60	11/07/14	USD	5,670	(49,389)
USD Currency	Deutsche Bank AG	Call	TRY	2.30	11/21/14	USD	1,679	(31,501)
USD Currency	Goldman Sachs Bank USA	Call	TRY	2.30	11/21/14	USD	2,276	(42,714)
USD Currency	Goldman Sachs Bank USA	Call	BRL	2.56	11/21/14	USD	7,882	(125,792)
USD Currency	Bank of America N.A.	Call	JPY	105.00	1/12/15	USD	76,725	(3,558,713)
USD Currency	Deutsche Bank AG	Call	JPY	102.00	1/12/15	USD	38,360	(2,717,783)
GBP Currency	Deutsche Bank AG	Put	USD	1.61	10/02/14	GBP	18,825	(11,838)
GBP Currency	Deutsche Bank AG	Put	USD	1.65	10/02/14	GBP	22,284	(526,167)
GBP Currency	JPMorgan Chase Bank N.A.	Put	USD	1.65	10/02/14	GBP	36,358	(858,482)
GBP Currency	JPMorgan Chase Bank N.A.	Put	USD	1.61	10/02/14	GBP	37,640	(23,670)
GBP Currency	Morgan Stanley Capital Services LLC	Put	USD	1.61	10/02/14	GBP	18,810	(11,828)
EUR Currency	Deutsche Bank AG	Put	USD	1.29	10/06/14	EUR	40,535	(1,095,120)
EUR Currency	Deutsche Bank AG	Put	PLN	4.16	10/28/14	EUR	12,180	(33,999)
EUR Currency	Barclays Bank PLC	Put	MXN	16.80	11/06/14	EUR	2,290	(19,976)
EUR Currency	Deutsche Bank AG	Put	MXN	16.20	11/06/14	EUR	5,725	(4,097)
AUD Currency	Barclays Bank PLC	Put	USD	0.88	12/19/14	AUD	21,955	(412,945)
AUD Currency	Deutsche Bank AG	Put	USD	0.90	12/19/14	AUD	3,655	(128,671)
AUD Currency	Deutsche Bank AG	Put	USD	0.90	12/19/14	AUD	18,300	(644,233)
EUR Currency	Deutsche Bank AG	Put	USD	1.20	3/19/15	EUR	12,115	(84,738)
AUD Currency	Deutsche Bank AG	Put	USD	0.81	3/20/15	AUD	14,515	(117,402)
Total								$(15,532,630)

•	OTC interest rate swaptions written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	10.90%	Pay	1-day BZDIOVER	1/02/15	BRL	33,763	$(3,121)
2-Year Interest Rate Swap	Credit Suisse International	Call	11.00%	Pay	1-day BZDIOVER	1/02/15	BRL	23,719	(3,483)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	11.50%	Pay	1-day BZDIOVER	1/02/15	BRL	25,821	(10,724)
1-Year Interest Rate Swap	Credit Suisse International	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	50,893	(18,866)
1-Year Interest Rate Swap	Deutsche Bank AG	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	18,175	(6,738)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	59,240	(1,654,082)
1.5-Year Interest Rate Swap	Goldman Sachs International	Put	1.10%	Receive	3-month LIBOR	12/15/14	USD	27,250	(3,455)

See Notes to Consolidated Financial Statements.

60	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC interest rate swaptions written as of September 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Receive	3-month LIBOR	12/16/14	USD	5,345	$(728)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.30%	Receive	1-day BZDIOVER	1/02/15	BRL	33,763	(33,171)
1-Year Interest Rate Swap	Credit Suisse International	Put	14.00%	Receive	1-day BZDIOVER	1/02/15	BRL	44,240	(600)
2-Year Interest Rate Swap	Bank of America N.A.	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	15,846	(31,360)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.25%	Receive	1-day BZDIOVER	7/01/15	BRL	25,447	(102,827)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	59,240	(1,675,485)
Total									$(3,544,640)

•	OTC structured options as of September 30, 2014 were as follows:

Description	Counterparty	Expiration Date	Units	Market Value
Call on Global Dispersion, Strike=9.8%	Bank of America N.A.	1/23/15	8,610,000	$10,332

•	Centrally cleared credit default swaps — buy protection outstanding as of September 30, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 20 Version 1	5.00%	InterContinental Exchange	12/20/18	EUR	3,340	$(24,001)
CDX.NA.IG Series 22 Version 1	1.00%	Chicago Mercantile	6/20/19	USD	67,028	178,460
Total						$154,459

•	Centrally cleared credit default swaps — sold protection outstanding as of September 30, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 21 Version 2	5.00%	Chicago Mercantile	12/20/18	B+	USD	4,554	$12,304
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	B+	USD	4,110	35,500
iTraxx Europe Crossover Series 21 Version 1	5.00%	InterContinental Exchange	6/20/19	BB-	EUR	8,120	(317,367)
iTraxx Europe Series 21 Version 1	1.00%	InterContinental Exchange	6/20/19	A-	EUR	53,426	519,513
Total							$249,950

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	12,695	$73,926
2.26%[1]	3-month Canadian Bankers Acceptance	Chicago Mercantile	5/02/16[2]	5/02/18	CAD	8,850	(22,029)
2.28%[1]	3-month Canadian Bankers Acceptance	Chicago Mercantile	5/02/16[2]	5/02/18	CAD	8,800	(25,628)
2.28%[3]	3-month LIBOR	Chicago Mercantile	5/06/16[2]	5/06/18	USD	8,000	1,664
2.40%[3]	3-month LIBOR	Chicago Mercantile	5/07/16[2]	5/07/18	USD	8,000	20,297
2.22%[1]	3-month Canadian Bankers Acceptance	Chicago Mercantile	6/17/16[2]	6/17/18	CAD	8,000	(8,221)
2.38%[3]	3-month LIBOR	Chicago Mercantile	6/19/16[2]	6/19/18	USD	7,300	3,205
2.79%[1]	6-month LIBOR	Chicago Mercantile	N/A	2/26/24	GBP	10,060	(519,141)
2.82%[1]	6-month LIBOR	Chicago Mercantile	N/A	4/07/24	GBP	2,844	(261,324)
2.61%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/08/24	USD	4,395	(4,354)
2.54%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/09/24	USD	1,506	12,382

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	61

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows: (concluded)

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.75%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/23/24	USD	1,769	$(16,147)
2.66%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/30/24	USD	2,393	(1,987)
2.66%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/30/24	USD	1,196	(1,318)
2.64%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/01/24	USD	1,803	(14,767)
2.64%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/02/24	USD	1,196	2,009
Total							$(761,433)

[1]	Master Portfolio pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Master Portfolio pays the floating rate and receives the fixed rate.

•	OTC credit default swaps — buy protection outstanding as of September 30, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	12,800	$(58,282)	$270,054	$(328,336)
Republic of Portugal	1.00%	Barclays Bank PLC	12/20/15	USD	1,200	(6,426)	45,423	(51,849)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	1,350	(7,231)	51,100	(58,331)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	(56,955)	75,429	(132,384)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	5,750	(116,066)	(24,451)	(91,615)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	130	(16,739)	(15,662)	(1,077)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	130	(16,739)	(15,662)	(1,077)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	120	(15,451)	(14,754)	(697)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	3,800	(311,338)	317,917	(629,255)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	2,000	(35,889)	185,623	(221,512)
Republic of Portugal	1.00%	Citibank N.A.	6/20/17	USD	6,000	7,539	1,089,460	(1,081,921)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	103,800	(1,827,326)	(6,707)	(1,820,619)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/17	EUR	2,975	(357,588)	215,524	(573,112)
Energias de Portugal SA	5.00%	Citibank N.A.	9/20/17	EUR	809	(123,584)	(131,275)	7,691
Energias de Portugal SA	5.00%	Goldman Sachs International	9/20/17	EUR	325	(49,658)	(53,200)	3,542
Finmeccanica SpA	5.00%	Bank of America N.A.	3/20/18	EUR	470	(73,068)	(29,318)	(43,750)
Deutsche Bank AG	1.00%	Barclays Bank PLC	3/20/18	EUR	3,200	(65,177)	(1,267)	(63,910)
Deutsche Bank AG	1.00%	Citibank N.A.	3/20/18	EUR	1,250	(25,460)	(993)	(24,467)
Marks & Spencer PLC	1.00%	Credit Suisse International	3/20/18	EUR	1,330	(7,368)	47,478	(54,846)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,000	(47,682)	255,578	(303,260)
AXA SA	1.00%	Barclays Bank PLC	6/20/18	EUR	1,810	(43,994)	36,562	(80,556)
AXA SA	1.00%	BNP Paribas S.A.	6/20/18	EUR	925	(22,483)	37,489	(59,972)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	3,780	(367,758)	385,915	(753,673)
AXA SA	1.00%	Credit Suisse International	6/20/18	EUR	995	(24,184)	41,146	(65,330)
Finmeccanica SpA	5.00%	Credit Suisse International	6/20/18	EUR	570	(91,366)	(29,664)	(61,702)
Finmeccanica SpA	5.00%	Goldman Sachs International	6/20/18	EUR	90	(14,427)	(8,105)	(6,322)
Credit Agricole SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	960	(113,202)	(34,311)	(78,891)
Finmeccanica SpA	5.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,290	(206,777)	(105,922)	(100,855)
Société Générale SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	960	(109,523)	(33,465)	(76,058)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	2,530	2,649	33,845	(31,196)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	2,740	2,868	41,513	(38,645)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	2,735	2,863	31,815	(28,952)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	2,975	(397,598)	84,396	(481,994)

See Notes to Consolidated Financial Statements.

62	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC credit default swaps — buy protection outstanding as of September 30, 2014 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Finmeccanica SpA	5.00%	Barclays Bank PLC	12/20/18	EUR	530	$(90,173)	$(50,800)	$(39,373)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	1,450	(31,408)	(7,785)	(23,623)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	3,120	(67,581)	(16,423)	(51,158)
Marks & Spencer PLC	1.00%	Barclays Bank PLC	3/20/19	EUR	136	1,072	3,461	(2,389)
Koninklijke KPN NV	1.00%	Citibank N.A.	3/20/19	EUR	30	(217)	294	(511)
Koninklijke KPN NV	1.00%	Credit Suisse International	3/20/19	EUR	20	(145)	175	(320)
Koninklijke KPN NV	1.00%	Deutsche Bank AG	3/20/19	EUR	15	(109)	139	(248)
GDF Suez	1.00%	Bank of America N.A.	6/20/19	EUR	795	(25,060)	(24,084)	(976)
GKN Holdings PLC	1.00%	Bank of America N.A.	6/20/19	EUR	90	(705)	(779)	74
GKN Holdings PLC	1.00%	Barclays Bank PLC	6/20/19	EUR	105	(823)	(843)	20
Koninklijke KPN NV	1.00%	Barclays Bank PLC	6/20/19	EUR	1,035	(4,575)	4,035	(8,610)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	6/20/19	EUR	150	(1,177)	(1,205)	28
Iberdrola SA	1.00%	BNP Paribas S.A.	6/20/19	EUR	315	(5,000)	(2,522)	(2,478)
GDF Suez	1.00%	Citibank N.A.	6/20/19	EUR	455	(14,343)	(12,617)	(1,726)
GKN Holdings PLC	1.00%	Citibank N.A.	6/20/19	EUR	135	(1,059)	(1,160)	101
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	5,210	(101,030)	(73,501)	(27,529)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	2,690	(52,161)	(30,495)	(21,666)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	2,690	(52,161)	(28,836)	(23,325)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	2,690	(52,161)	(28,214)	(23,947)
Iberdrola SA	1.00%	Credit Suisse International	6/20/19	EUR	315	(4,999)	(2,696)	(2,303)
Koninklijke KPN NV	1.00%	Credit Suisse International	6/20/19	EUR	554	(2,478)	2,825	(5,303)
GDF Suez	1.00%	Deutsche Bank AG	6/20/19	EUR	450	(14,185)	(13,633)	(552)
iTraxx Financials Series 21 Version 1	1.00%	Deutsche Bank AG	6/20/19	EUR	2,690	(52,161)	(39,823)	(12,338)
Enel SpA	1.00%	JPMorgan Chase Bank N.A.	6/20/19	EUR	475	(5,334)	(4,066)	(1,268)
Gas Natural SDG SA	1.00%	JPMorgan Chase Bank N.A.	6/20/19	EUR	475	(8,649)	(4,099)	(4,550)
Koninklijke KPN NV	1.00%	JPMorgan Chase Bank N.A.	6/20/19	EUR	1,160	(5,127)	4,751	(9,878)
Federative Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	1,187	32,781	43,955	(11,174)
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	1,155	31,896	49,735	(17,839)
Anglo American PLC	1.00%	Bank of America N.A.	9/20/19	EUR	405	13,664	3,333	10,331
Anglo American PLC	1.00%	Citibank N.A.	9/20/19	EUR	270	9,110	1,715	7,395
Carlsberg Breweries A/S	1.00%	Citibank N.A.	9/20/19	EUR	285	(2,339)	(3,487)	1,148
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	425	(10,850)	(11,682)	832
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	265	(6,765)	(7,284)	519
Vodafone Group PLC	1.00%	Credit Suisse International	9/20/19	EUR	270	(4,832)	(5,251)	419
Vodafone Group PLC	1.00%	Credit Suisse International	9/20/19	EUR	270	(4,832)	(5,078)	246
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	425	(10,850)	(11,688)	838
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	315	(8,042)	(8,870)	828
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	270	(6,893)	(7,603)	710
Carlsberg Breweries A/S	1.00%	Goldman Sachs International	9/20/19	EUR	270	(2,215)	(3,660)	1,445
Carlsberg Breweries A/S	1.00%	JPMorgan Chase Bank N.A.	9/20/19	EUR	135	(1,108)	(585)	(523)
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	875	22,759	25,616	(2,857)
Russian Federation	1.00%	Barclays Bank PLC	12/20/19	USD	8,200	566,813	598,147	(31,334)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/19	USD	6,850	(24,185)	(55,562)	31,377
Total						$(4,591,057)	$3,015,361	$(7,606,418)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	63

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC credit default swaps — sold protection outstanding as of September 30, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/14	CCC	EUR	590	$(13,376)	$(26,863)	$13,487
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	2,000	37,969	(145,812)	183,781
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	51,647	(15,571)	67,218
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	2,200	41,766	(93,717)	135,483
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	103,800	1,827,326	63,773	1,763,553
ThyssenKrupp AG	1.00%	Credit Suisse International	12/20/17	BB	EUR	1,500	(15,960)	(105,046)	89,086
ThyssenKrupp AG	1.00%	Goldman Sachs International	12/20/17	BB	EUR	180	(1,915)	(13,102)	11,187
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	EUR	4,500	59,491	(193,260)	252,751
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	USD	37	294	(2,066)	2,360
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B	EUR	660	98,761	28,700	70,061
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B	EUR	650	97,264	21,886	75,378
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B	EUR	660	98,761	28,700	70,061
Swiss Reinsurance Co. Ltd.	1.00%	Barclays Bank PLC	3/20/18	AA-	EUR	3,200	99,286	4,843	94,443
Swiss Reinsurance Co. Ltd.	1.00%	Citibank N.A.	3/20/18	AA-	EUR	1,250	38,783	1,553	37,230
Aviva PLC	1.00%	Barclays Bank PLC	6/20/18	Not Rated	EUR	1,810	36,940	(34,174)	71,114
Aviva PLC	1.00%	BNP Paribas S.A.	6/20/18	Not Rated	EUR	925	18,877	(37,108)	55,985
Aviva PLC	1.00%	Credit Suisse International	6/20/18	Not Rated	EUR	995	20,307	(39,710)	60,017
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/18	A	EUR	1,260	25,760	(3,162)	28,922
Muenchener Rueckversi- cherungs AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA-	EUR	2,110	67,398	13,933	53,465
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	1,190	30,328	10,624	19,704
Techem GmbH	5.00%	Credit Suisse International	6/20/18	B+	EUR	530	64,149	38,173	25,976
Tesco PLC	1.00%	Goldman Sachs International	6/20/18	BBB	EUR	1,180	(92)	14,995	(15,087)
Bayerische Landesbank Gtd.	1.00%	Barclays Bank PLC	12/20/18	Not Rated	EUR	790	12,301	2,137	10,164
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	1,160	253,583	237,475	16,108
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	1,660	362,884	336,764	26,120
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	830	181,443	169,150	12,293
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/18	CCC	EUR	130	(71,279)	(56,867)	(14,412)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	240	41,034	43,999	(2,965)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	240	41,035	44,854	(3,819)
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	80	9,522	7,625	1,897
Astaldi SpA	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	48	903	887	16
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	72	1,355	519	836
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	50	940	1,848	(908)
Astaldi SpA	5.00%	Deutsche Bank AG	6/20/19	B+	EUR	47	886	1,873	(987)
Astaldi SpA	5.00%	Goldman Sachs International	6/20/19	B+	EUR	73	1,370	2,693	(1,323)
British Telecommunications PLC	1.00%	Bank of America N.A.	6/20/19	BBB	EUR	550	11,912	13,471	(1,559)
British Telecommunications PLC	1.00%	HSBC Bank PLC	6/20/19	BBB	EUR	915	19,816	21,483	(1,667)
E. ON SE	1.00%	BNP Paribas S.A.	6/20/19	A-	EUR	315	7,921	4,299	3,622
E. ON SE	1.00%	JPMorgan Chase Bank N.A.	6/20/19	A-	EUR	475	11,945	6,748	5,197
Hochtief AG	5.00%	Citibank N.A.	6/20/19	Not Rated	EUR	70	11,137	9,624	1,513
Hochtief AG	5.00%	Credit Suisse International	6/20/19	Not Rated	EUR	460	73,181	64,540	8,641
Hochtief AG	5.00%	Credit Suisse International	6/20/19	Not Rated	EUR	155	24,659	22,496	2,163

See Notes to Consolidated Financial Statements.

64	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC credit default swaps - sold protection outstanding as of September 30, 2014 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Hochtief AG	5.00%	Credit Suisse International	6/20/19	Not Rated	EUR	155	$24,659	$22,696	$1,963
Rexel SA	5.00%	Citibank N.A.	6/20/19	BB	EUR	150	16,839	19,811	(2,972)
Rexel SA	5.00%	Citibank N.A.	6/20/19	BB	EUR	115	12,910	15,770	(2,860)
Rexel SA	5.00%	Citibank N.A.	6/20/19	BB	EUR	50	5,613	6,877	(1,264)
Rexel SA	5.00%	Deutsche Bank AG	6/20/19	BB	EUR	115	12,910	16,363	(3,453)
RWE AG	1.00%	Credit Suisse International	6/20/19	BBB+	EUR	315	7,227	3,881	3,346
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB+	EUR	475	10,898	5,885	5,013
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	350	(24,533)	(10,349)	(14,184)
TUI AG	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	60	7,703	9,585	(1,882)
TUI AG	5.00%	Citibank N.A.	6/20/19	B+	EUR	150	19,257	24,260	(5,003)
TUI AG	5.00%	Credit Suisse International	6/20/19	B+	EUR	150	19,257	24,158	(4,901)
TUI AG	5.00%	Credit Suisse International	6/20/19	B+	EUR	150	19,257	24,271	(5,014)
TUI AG	5.00%	JPMorgan Chase Bank N.A.	6/20/19	B+	EUR	150	19,257	24,990	(5,733)
TUI AG	5.00%	JPMorgan Chase Bank N.A.	6/20/19	B+	EUR	90	11,554	14,668	(3,114)
Vodafone Group PLC	1.00%	Bank of America N.A.	6/20/19	A-	EUR	805	15,401	18,640	(3,239)
Vodafone Group PLC	1.00%	Barclays Bank PLC	6/20/19	A-	EUR	1,045	19,994	23,858	(3,864)
Vodafone Group PLC	1.00%	Morgan Stanley Capital Services LLC	6/20/19	A-	EUR	910	17,410	21,705	(4,295)
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB+	EUR	140	(12,889)	(11,805)	(1,084)
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB+	EUR	135	(12,429)	(11,862)	(567)
ArcelorMittal	1.00%	Citibank N.A.	9/20/19	BB+	EUR	270	(24,859)	(23,419)	(1,440)
ArcelorMittal	1.00%	Credit Suisse International	9/20/19	BB+	EUR	270	(24,858)	(22,767)	(2,091)
Carlsberg Breweries A/S	1.00%	JPMorgan Chase Bank N.A.	9/20/19	Not Rated	EUR	140	1,149	964	185
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	419	(1,947)	1,726	(3,673)
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	173	(802)	802	(1,604)
Valero Energy Corp.	1.00%	Citibank N.A.	9/20/19	BBB	USD	95	(441)	802	(1,243)
Valero Energy Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/19	BBB	USD	1,551	(7,201)	3,472	(10,673)
Valero Energy Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/19	BBB	USD	347	(1,611)	4,247	(5,858)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	595	(54,884)	(48,494)	(6,390)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	595	(54,884)	(47,340)	(7,544)
		Goldman Sachs
Transocean, Inc.	1.00%	International	12/20/19	BBB-	USD	1,365	(125,987)	(95,647)	(30,340)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BBB-	USD	1,765	(162,903)	(162,721)	(182)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BBB-	USD	590	(54,423)	(52,256)	(2,167)
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	Not Rated	USD	3,172	(255,813)	(251,690)	(4,123)
Glencore International AG	1.00%	BNP Paribas S.A.	6/20/21	BBB	EUR	160	(10,467)	(19,265)	8,798
Glencore International AG	1.00%	Citibank N.A.	6/20/21	BBB	EUR	320	(20,933)	(39,658)	18,725
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	1,550	(54,653)	(104,645)	49,992
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	1,670	(58,884)	(119,067)	60,183
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	1,670	(58,885)	(110,636)	51,751
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	920	(33,187)	(87,985)	54,798
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB-	USD	5,000	(180,365)	(459,484)	279,119

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	65

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC credit default swaps — sold protection outstanding as of September 30, 2014 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	2,320	$(83,690)	$(224,682)	$140,992
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	2,000	(92,045)	(288,616)	196,571
Total							$2,508,034	$(1,449,750)	$3,957,784

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.46%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/25/15	ZAR	467,955	$(7,950)	$(1,188)	$(6,762)
6.53%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/26/15	ZAR	467,955	15,692	(1,872)	17,564
12.05%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	30,665	150,643	(825)	151,468
11.12%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	25,750	(91,903)	(394)	(91,509)
11.36%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	21,685	(48,336)	(287)	(48,049)
11.12%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	5,825	(20,577)	(45)	(20,532)
11.26%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	61,855	(188,240)	(1,347)	(186,893)
11.77%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	28,932	124,728	(10,351)	135,079
11.87%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	27,200	79,356	(1,443)	80,799
11.41%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	29,777	(52,951)	(426)	(52,525)
11.83%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	27,175	77,074	(1,168)	78,242
11.80%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	26,976	(32,150)	673	(32,823)
11.76%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	26,591	50,639	(531)	51,170
11.22%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	21,750	(56,357)	(222)	(56,135)
11.63%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	20,892	(24,666)	(764)	(23,902)
10.89%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	20,420	(100,184)	(90)	(100,094)
11.68%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	20,336	(22,898)	(818)	(22,080)
11.91%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	11,845	42,972	(277)	43,249
6.85%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/25/16	ZAR	242,235	31,570	1,542	30,028
6.95%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/26/16	ZAR	242,235	(8,039)	1,976	(10,015)
11.17%[2]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	12,812	109,124	233	108,891
11.49%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	16,871	(86,302)	(572)	(85,730)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	9,510	(711,814)	—	(711,814)
0.87%[2]	6-month PRIBOR	Goldman Sachs International	9/19/21	CZK	203,780	(17,172)	—	(17,172)
0.89%[2]	6-month PRIBOR	Morgan Stanley Capital Services LLC	9/22/21	CZK	49,649	(7,137)	—	(7,137)
6.19%[1]	28-day MXIBTIIE	Goldman Sachs International	7/25/24	MXN	65,900	(64,789)	(405)	(64,384)
5.99%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	8/26/24	MXN	21,900	(48,017)	—	(48,017)
6.26%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/09/24	MXN	26,670	(20,115)	(166)	(19,949)
6.42%[1]	28-day MXIBTIIE	Deutsche Bank AG	9/16/24	MXN	17,946	2,082	(117)	2,199
6.41%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/16/24	MXN	35,892	1,509	(232)	1,741
6.46%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/17/24	MXN	27,324	7,979	(358)	8,337
6.37%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/18/24	MXN	17,946	(4,224)	(114)	(4,110)
Total						$(920,453)	$(19,588)	$(900,865)

[1]	Master Portfolio pays the floating rate and receives the fixed rate.

[2]	Master Portfolio pays the fixed rate and receives the floating rate.

[3]	Forward swap.

•	OTC total return swaps outstanding as of September 30, 2014 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)[3]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	11/08/14	EUR	1,244	$(362,021)	—	$(362,021)

See Notes to Consolidated Financial Statements.

66	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)[3]			Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Repsol SA	3-month EURIBOR minus 0.50%[1]	Citibank N.A.	11/12/14	EUR	51		$(37,626)	—	$(37,626)
iBoxx GBP Corporate Index	3-month GBP LIBOR[2]	JPMorgan Chase Bank N.A.	12/20/14	GBP	11,760		494,738	—	494,738
Repsol SA	3-month EURIBOR minus 0.50%[1]	Citibank N.A.	1/19/15	EUR	1		(32,579)	—	(32,579)
UniCredit SpA	3-month EURIBOR plus 0.10%[1]	Bank of America N.A.	1/21/15	EUR	49		(19,211)	—	(19,211)
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	1/30/15	EUR	2		72,233	—	72,233
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	1/30/15	EUR	2		65,315	—	65,315
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	2/02/15	EUR	3		107,894	—	107,894
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	7		236,944	—	236,944
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	6		219,713	—	219,713
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	4		122,009	—	122,009
Volkswagen AG	3-month EURIBOR minus 0.10%[1,3]	JPMorgan Chase Bank N.A.	4/02/15	EUR	—	[3]	17,473	—	17,473
Banco Santander SA	3-month EURIBOR minus 0.30%[1]	Bank of America N.A.	4/09/15	EUR	58		(33,004)	—	(33,004)
Telecom Italia SpA	3-month EURIBOR minus 0.40%[1]	Citibank N.A.	5/04/15	EUR	804		32,744	—	32,744
Telecom Italia SpA	3-month EURIBOR minus 0.40%[1]	Citibank N.A.	5/07/15	EUR	809		32,980	—	32,980
Volkswagen AG	3-month EURIBOR minus 0.20%[1]	Bank of America N.A.	5/22/15	EUR	3		115,091	—	115,091
Volkswagen AG	3-month EURIBOR minus 0.40%[1]	Bank of America N.A.	5/22/15	EUR	3		117,593	—	117,593
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	6/11/15	EUR	112		12,880	—	12,880
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	6/12/15	EUR	297		34,633	—	34,633
Repsol SA	3-month EURIBOR minus 0.50%[2]	Citibank N.A.	7/17/15	EUR	1		(31,724)	—	(31,724)
Telecom Italia SpA	3-month EURIBOR minus 0.30%[1]	BNP Paribas S.A.	7/17/15	EUR	1,047		(38,937)	—	(38,937)
Aperam SA	3-month EURIBOR minus 0.25%[2]	BNP Paribas S.A.	9/18/15	EUR	2		7,161	—	7,161

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	67

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)[3]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banco Popular Espanol SA	3-month EURIBOR minus 0.15%[2]	JPMorgan Chase Bank N.A.	9/18/15	EUR	73	$3,767	—	$3,767
Aperam SA	3-month EURIBOR minus 0.35%[1]	JPMorgan Chase Bank N.A.	9/30/15	EUR	1	260	—	260
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/39	USD	982	(177)	$800	(977)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	1,971	5,118	7,400	(2,282)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	1,577	4,094	6,239	(2,145)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	1,008	2,616	3,310	(694)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	876	2,274	(5,215)	7,489
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	876	(2,274)	(821)	(1,453)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	701	(1,820)	1,095	(2,915)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	2,234	(5,799)	(17,811)	12,012
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	2,234	(5,799)	(7,547)	1,748
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	2,234	(5,800)	(2,429)	(3,371)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,971	5,117	(10,478)	15,595
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,971	5,117	(10,478)	15,595
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,971	(5,118)	(12,594)	7,476
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,971	5,117	(756)	5,873

See Notes to Consolidated Financial Statements.

68	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)[3]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,971	$(5,117)	$4,995	$(10,112)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,928	(5,004)	(3,009)	(1,995)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,796	(4,663)	1,345	(6,008)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,752	4,549	(2,495)	7,044
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,621	(4,207)	(10,953)	6,746
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,446	(3,753)	(5,068)	1,315
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	2,322	(6,028)	(1,799)	(4,229)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	2,278	(5,914)	(25,099)	19,185
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	2,015	(5,231)	(3,964)	(1,267)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,971	(5,117)	(4,648)	(469)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,928	5,003	(1,744)	6,747
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,928	5,004	(1,141)	6,145
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,928	(5,004)	(10,158)	5,154
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,928	(5,004)	3,114	(8,118)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,840	4,776	1,614	3,162
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,796	4,663	(1,792)	6,455

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	69

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)[3]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,752	$4,548	$(13,908)	$18,456
Return on Markit IOS 4.00%,30- year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,708	4,435	(11,643)	16,078
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,358	(3,525)	2,122	(5,647)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,008	2,616	(2,519)	5,135
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,008	2,615	168	2,447
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,008	(2,615)	5,990	(8,605)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	964	2,502	2,714	(212)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	964	(2,502)	1,133	(3,635)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	964	2,502	(6,734)	9,236
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	964	2,502	(4,732)	7,234
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	964	(2,502)	(5,079)	2,577
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	876	2,274	(3,074)	5,348
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	876	2,274	115	2,159
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	876	2,274	115	2,159
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	832	2,161	(2,001)	4,162
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	832	(2,161)	(5,105)	2,944

See Notes to Consolidated Financial Statements.

70	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)[3]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	789	$(2,047)	$(4,836)	$2,789
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	789	(2,047)	2,557	(4,604)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	701	(1,820)	1,095	(2,915)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	1,752	4,549	(3,958)	8,507
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	1,489	3,867	(3,115)	6,982
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	1,008	2,616	(701)	3,317
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	876	2,274	(1,705)	3,979
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	876	2,275	1,161	1,114
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	2,453	(6,368)	(15,942)	9,574
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	2,059	(5,345)	(1,382)	(3,963)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	2,015	(5,231)	(12,217)	6,986
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,971	5,117	(12,543)	17,660
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,971	5,117	(11,710)	16,827
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,971	5,117	2,107	3,010
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	1,971	(5,117)	(7,673)	2,556
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,577	4,094	(2,274)	6,368

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	71

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)[3]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	1,139	$(2,956)	$(6,997)	$4,041
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,008	2,616	(1,925)	4,541
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,008	2,616	2,727	(111)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	1,008	(2,615)	(4,534)	1,919
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	964	2,502	3,316	(814)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	964	(2,502)	(7,362)	4,860
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	964	2,502	(308)	2,810
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	964	(2,502)	(2,526)	24
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	920	(2,389)	996	(3,385)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	920	2,388	(1,206)	3,594
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	920	2,388	2,698	(310)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	876	2,274	(6,954)	9,228
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	876	2,274	(5,971)	8,245
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	876	2,275	(2,800)	5,075
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	876	2,275	865	1,410

See Notes to Consolidated Financial Statements.

72	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC total return swaps outstanding as of September 30, 2014 were as follows: (concluded)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)[3]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	657	$(1,706)	$1,027	$(2,733)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	2,059	(5,345)	3,159	(8,504)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	1,051	(2,730)	(4,137)	1,407
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	920	2,388	2,842	(454)
Total						$1,138,147	$(250,751)	$1,388,898

[1]	Master Portfolio pays the floating rate and receives the total return of the reference entity.

[2]	Master Portfolio pays the total return of the reference entity and receives the floating rate.

[3]	Amount is less than 500.

•	OTC total return variance swaps outstanding as of September 30, 2014 were as follows:

Index	Variance Strike Price[1]	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
EURO STOXX 50 Index	EUR 460.10	BNP Paribas S.A.	3/20/15	EUR	1	$(196,740)	—	$(196,740)
S&P 500 Index	USD 336.72	BNP Paribas S.A.	3/20/15	USD	1	190,420	—	190,420
Total						$(6,320)	—	$(6,320)

[1]	At expiration, the Master Portfolio pays or receives the difference between the realized variance and predefined variance strike price multiplied by the notional amount.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	73

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$474,466,579	$33,947,846	$508,414,425
Common Stocks	—	2,902,367	—	2,902,367
Corporate Bonds	—	989,771,146	—	989,771,146
Floating Rate Loan Interests	—	63,268,571	9,752,869	73,021,440
Foreign Agency Obligations	—	15,680,568	—	15,680,568
Foreign Government Obligations	—	123,212,769	—	123,212,769
Non-Agency Mortgage-Backed Securities	—	307,639,457	22,024,354	329,663,811
Other Interests	—	—	1	1
Preferred Securities	$9,690,732	42,017,238	2,346,986	54,054,956
Taxable Municipal Bonds	—	157,969,801	—	157,969,801
U.S. Government Sponsored Agency Securities	—	2,772,971,155	—	2,772,971,155
U.S. Treasury Obligations	—	771,266,549	—	771,266,549
Short-Term Securities:
Borrowed Bond Agreements	—	71,770,384	—	71,770,384
Money Market Fund	12,191,454	—	—	12,191,454
Options Purchased:
Credit Contracts	—	60,102	—	60,102
Equity Contracts	938,327	—	—	938,327
Foreign Currency Exchange Contracts	—	16,086,643	—	16,086,643
Interest Rate Contracts	1,709,120	4,479,109	—	6,188,229
Liabilities:
Investments in Securities:
Investments Sold Short	—	(1,042,825)	—	(1,042,825)
TBA Sale Commitments	—	(1,649,426,184)	—	(1,649,426,184)
Borrowed Bonds	—	(69,598,407)	—	(69,598,407)
Unfunded floating rate loan interests[1]	—	(134,852)	—	(134,852)
Total	$24,529,633	$4,093,360,170	$68,072,056	$4,185,961,859

[1]	Unfunded floating rate loan interests are valued at the unrealized appreciation/depreciation on the commitment.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$4,954,589	—	$4,954,589
Equity contracts	$46,906	1,883,848	—	1,930,754
Foreign currency exchange contracts	—	43,575,009	—	43,575,009
Interest rate contracts	1,564,926	1,164,749	—	2,729,675
Liabilities:
Credit contracts	—	(8,198,814)	—	(8,198,814)
Equity contracts	(276,976)	(751,842)	—	(1,028,818)
Foreign currency exchange contracts	—	(30,247,187)	—	(30,247,187)
Interest rate contracts	(1,844,427)	(6,121,115)	—	(7,965,542)
Total	$(509,571)	$6,259,237	—	$5,749,666

[2]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

74	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (concluded)	Master Total Return Portfolio

The carrying amount or face value, including accrued interest, for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial reporting purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$41,832,050	—	—	$41,832,050
Foreign currency at value	14,521,324	—	—	14,521,324
Cash pledged for financial futures contracts	5,232,000	—	—	5,232,000
Cash pledged as collateral for OTC derivatives	2,380,000	—	—	2,380,000
Cash pledged for centrally cleared swaps	2,320,000	—	—	2,320,000
Cash pledged as collateral for borrowed bond agreements	683,080	—	—	683,080
Liabilities:
Reverse repurchase agreements	—	$(870,712,877)	—	(870,712,877)
Cash received as collateral for OTC derivatives	—	(2,001,000)	—	(2,001,000)
Cash received as collateral for reverse repurchase agreements	—	(360,000)	—	(360,000)
Cash received as collateral for TBA commitments	—	(960,000)	—	(960,000)
Total	$66,968,454	$(874,033,877)	—	$(807,065,423)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2014.

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of September 30, 2013	$179,198,390	$7,684,364	$19,411,401	$36,708,955	$1	—	—	$243,003,111
Transfers into Level 3	—	—	179,192	22,039	—	—	—	201,231
Transfers out of Level 3[1]	(102,952,409)	(754,774)	—	(4,644,571)	—	—	—	(108,351,754)
Accrued discounts/ premiums	20,509	—	20,557	9,601	1	—	—	50,668
Net realized gain (loss)	625,167	—	31,354	784,716	—	—	—	1,441,237
Net change in unrealized appreciation/ depreciation[2,3]	(916,760)	10,410	(47,437)	6,495	(1)	$234,023	$(4,813)	(718,083)
Purchases	36,685,792	—	—	16,065,532	—	2,112,963	4,813	54,869,100
Sales	(78,712,843)	(6,940,000)	(9,842,198)	(26,928,413)	—	—	—	(122,423,454)
Closing Balance, as of September 30, 2014	$33,947,846	—	$9,752,869	$22,024,354	$1	$2,346,986	$—	$68,072,056
Net change in unrealized appreciation/ depreciation on investments still held at September 30, 2014[3]	$(744,657)	—	$(19,105)	$156,783	$(1)	$234,023	$(4,812)	$(377,769)

[1]

As of September 30, 2013, the Master Portfolio used significant unobservable inputs in determining the value of certain investments. As of September 30, 2014, the Master Portfolio used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $108,351,754 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Master Portfolio’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	75

Consolidated Statement of Assets and Liabilities	Master Total Return Portfolio

September 30, 2014

Assets
Investments at value — unaffiliated (cost — $5,855,241,764)	$5,893,965,626
Investments at value — affiliated (cost — $12,198,651)	12,198,501
Cash	41,832,050
Cash pledged as collateral for borrowed bond agreements	683,080
Cash pledged as collateral for OTC derivatives	2,380,000
Cash pledged for centrally cleared swaps	2,320,000
Cash pledged for financial futures contracts	5,232,000
Foreign currency at value (cost — $14,663,421)	14,521,324
Variation margin receivable on financial futures contracts	363,046
Investments sold receivable	29,655,704
Swaps receivable	162,182
TBA sale commitments receivable	1,647,560,420
Swap premiums paid	5,564,787
Unrealized appreciation on forward foreign currency exchange contracts	43,575,009
Unrealized appreciation on OTC swaps	7,143,926
Contributions receivable from investors	21,656,392
Interest receivable	22,669,505
Dividends receivable — unaffiliated	3,267
Prepaid expenses	2,915
Other assets	1,598

Total assets	7,751,491,332

Liabilities
Options written at value (premiums received — $10,745,377)	19,254,389
Investments sold short at value (proceeds — 1,046,040)	1,042,825
Borrowed bonds at value (proceeds — $68,156,007)	69,598,407
TBA sale commitments at value (proceeds — $1,647,560,420)	1,649,426,184
Reverse repurchase agreements	870,712,877
Cash received as collateral for reverse repurchase agreements	360,000
Cash received as collateral for OTC derivatives	2,001,000
Cash received as collateral for TBA commitments	960,000
Variation margin payable on financial futures contracts	461,669
Variation margin payable on centrally cleared swaps	51,133
Investments purchased payable	1,672,824,929
Swaps payable	25,705
Swap premiums received	4,269,515
Unrealized depreciation on forward foreign currency exchange contracts	14,714,557
Unrealized depreciation on OTC swaps	10,310,847
Unrealized depreciation on unfunded floating rate loan interests	134,852
Interest expense payable	331,852
Withdrawals payable to investors	2,702,665
Investment advisory fees payable	198,077
Professional fees payable	119,566
Directors’ fees payable	15,596
Other affiliates payable	17,135
Other accrued expenses payable	188,156

Total liabilities	4,319,721,936

Net Assets	$3,431,769,396

Net Assets Consist of
Investors’ capital	$3,380,251,484
Net unrealized appreciation/depreciation	51,517,912

Net Assets	$3,431,769,396

See Notes to Consolidated Financial Statements.

76	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Statement of Operations	Master Total Return Portfolio

Year Ended September 30, 2014

Investment Income
Interest — unaffiliated	$141,768,976
Dividends — affiliated	500,668
Dividends — unaffiliated	727,302
Interest — affiliated	1,351

Total income	142,998,297

Expenses
Investment advisory	2,422,793
Accounting services	534,171
Custodian	387,401
Professional	141,137
Directors	59,971
Miscellaneous	146,893

Total expenses excluding interest expense	3,692,366
Interest expense	4,535,954

Total expenses	8,228,320
Less fees waived by Manager	(13,483)

Total expenses after fees waived	8,214,837

Net investment income	134,783,460

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	78,206,788
Investments — affiliated	582,405
Options written and structured options	5,687,523
Financial futures contracts	351,659
Swaps	(4,065,147)
Foreign currency transactions	780,908
Borrowed bonds	(3,652,267)

77,891,869

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(7,063,796)
Investments — affiliated	(18,764)
Options written and structured options	(10,385,564)
Financial futures contracts	1,389,817
Swaps	(5,505,099)
Foreign currency translations	33,383,914
Short Sales	3,215
Unfunded floating rate loan interests	(134,852)
Borrowed bonds	6,975,563

18,644,434

Total realized and unrealized gain	96,536,303

Net Increase in Net Assets Resulting from Operations	$231,319,763

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	77

Consolidated Statements of Changes in Net Assets	Master Total Return Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$134,783,460	$123,609,667
Net realized gain	77,891,869	376,093
Net change in unrealized appreciation/depreciation	18,644,434	(79,201,377)

Net increase in net assets resulting from operations	231,319,763	44,784,383

Capital Transactions
Proceeds from contributions	1,051,326,985	854,417,121
Value of withdrawals	(1,182,035,050)	(1,038,194,357)

Net decrease in net assets derived from capital transactions	(130,708,065)	(183,777,236)

Net Assets
Total increase (decrease) in net assets	100,611,698	(138,992,853)
Beginning of year	3,331,157,698	3,470,150,551

End of year	$3,431,769,396	$3,331,157,698

See Notes to Consolidated Financial Statements.

78	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Consolidated Statement of Cash Flows	Master Total Return Portfolio

Year Ended September 30, 2014

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$231,319,763
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in cash pledged for financial futures contracts	(3,072,000)
Decrease in cash pledged for centrally cleared swaps	6,450,000
Decrease in cash pledged as collateral for reverse repurchase agreements	8,037,000
Increase in cash pledged as collateral for borrowed bond agreements	(683,080)
Decrease in cash pledged as collateral for OTC derivatives	3,600,000
Decrease in variation margin receivable on financial futures contracts	253,427
Decrease in variation margin receivable on centrally cleared swaps	1,124,675
Increase in dividends receivable - unaffiliated	(3,018)
Increase in interest receivable	(629,563)
Decrease in swap premiums paid	1,336,236
Decrease in swaps receivable	200,057
Decrease in prepaid expenses	11,486
Decrease in other assets	639,714
Decrease in cash received as collateral for reverse repurchase agreements	(970,003)
Increase in cash received as collateral for TBA commitments	960,000
Decrease in cash received as collateral for OTC derivatives	(4,399,000)
Increase in variation margin payable on financial futures contracts	169,839
Increase in variation margin payable on centrally cleared swaps	51,133
Increase in investment advisory fees payable	1,138
Increase in professional fees payable	603
Increase in Directors’ fees payable	33
Decrease in other accrued expenses payable	(67,696)
Increase in other affiliates payable	8,151
Decrease in interest expense payable	(1,094,362)
Decrease in swap premiums received	(2,995,658)
Decrease in swaps payable	(1,808,143)
Amortization of premium and accretion of discount on investments	14,807,591
Net realized (gain) loss on investments, options written, structured options and borrowed bonds	(80,824,449)
Net unrealized (gain) loss on investments, options written, structured options, short sales, unfunded floating rate loan interests, swaps, borrowed bonds and foreign currency translations	(15,895,063)
Premiums received from options written	33,627,485
Premiums paid on closing options written	(16,361,818)
Proceeds from borrowed bond transactions	665,168,369
Payments from borrowed bond transactions	(915,332,018)
Purchases of long-term investments	(34,613,732,752)
Proceeds from sales of long-term investments and principal paydowns	34,780,968,692
Net proceeds from sales of short-term securities	267,129,260

Cash provided by operating activities	357,996,029

Cash Used for Financing Activities
Net borrowings from reverse repurchase agreements	(118,014,633)
Cash receipts from contributions	1,034,186,089
Cash payments on withdrawals	(1,179,332,385)
Decrease in bank overdraft	(41,121,654)

Cash used for financing activities	(304,282,583)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(161,934)

Cash and Foreign Currency
Net increase in cash and foreign currency	53,551,512
Cash and foreign currency at beginning of year	2,801,862

Cash and foreign currency at end of year	$56,353,374

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$5,637,257

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	79

Financial Highlights	Master Total Return Portfolio

	Year Ended September 30,
	2014[1]	2013[1]	2012[1]	2011	2010

Total Return
Total return	7.15%	1.30%	10.04%	2.82%	13.05%

Ratios to Average Net Assets
Total expenses	0.25%	0.32%	0.29%	0.56%	0.58%

Total expenses after fees waived and paid indirectly	0.25%	0.32%	0.29%	0.56%	0.58%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.14%	0.12%	0.12%	0.11%	0.13%

Net investment income	4.03%	3.59%	4.20%	4.67%	4.97%

Supplemental Data
Net assets, end of year (000)	$3,431,769	$3,331,158	$3,470,151	$3,899,364	$3,591,890

Portfolio turnover rate[2]	750%	777%	1,346%	1,771%	1,754%

[1]	Consolidated Financial Highlights.

[2]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010

Portfolio turnover rate (excluding mortgage dollar roll transactions)	529%	450%	752%	1,379%	1,248%

See Notes to Consolidated Financial Statements.

80	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Notes to Consolidated Financial Statements	Master Total Return Portfolio

1. Organization:

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Master Portfolio and primarily invests in commodity-related instruments. The Subsidiary enables the Master Portfolio to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. The Master Portfolio may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Master Portfolio’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

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Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior

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security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Master Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed

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bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Master Portfolio may invest in floating rate loan interests. The floating rate loan interests held by the Master Portfolio are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Master Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Master Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.

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When the Master Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of September 30, 2014, the Master Portfolio had the following unfunded floating rate loan interests:

Borrower	Par		Commitment Amount	Value	Unrealized Depreciation
Ziggo BV, EUR B2 Facility	EUR	32,700	$44,523	$40,671	$(3,852)
Ziggo BV, EUR B3 Facility	EUR	669,260	$909,147	$832,397	$(76,750)
Ziggo BV, EUR B4 Facility	EUR	473,060	$642,622	$588,372	$(54,250)

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral

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they receive; however, the counterparty is not. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Master Portfolio may enter into borrowed bond agreements. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Master Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Master Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Master Portfolio may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Master Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Master Portfolio to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Master Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Master Portfolio.

Treasury Roll Transactions: The Master Portfolio may enter into treasury roll transactions. In a treasury roll transaction, the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Master Portfolio on an accrual basis. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.
For the year ended September 30, 2014, the average amount of reverse repurchase agreements and treasury roll transactions outstanding and the daily weighted average interest rate were $1,205,779,939 and 0.04%, respectively.

Reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Master Portfolio under Master Repurchase Agreements (“MRA”), which permit the Master Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Master Portfolio. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Master Portfolio and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws

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of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Master Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Master Portfolio’s open reverse repurchase agreements and borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis as of September 30, 2014:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Exposure Due (to)/from Counterparty Before Collateral	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
Bank of Montreal	—	$(518,746,700)	—	$(518,746,700)	—	$524,000,650	—	$524,000,650	$5,253,950
Barclays Bank PLC	$24,004,664	—	$(24,160,726)	(156,062)	—	—	$(683,080)	(683,080)	(839,142)[4]
Barclays Capital, Inc.	788,769	—	(770,615)	18,154	—	—	—	—	18,154
BNP Paribas Securities Corp.	28,909,734	(76,031,283)	(28,967,165)	(76,088,714)	—	76,028,601	—	76,028,601	(60,113)
Citigroup Global Markets, Inc.	770,150	—	(755,099)	15,051	—	—	—	—	15,051
Credit Suisse Securities (USA) LLC	—	(150,759,310)	—	(150,759,310)	$(360,000)	155,873,683	—	155,513,683	4,754,373
Deutsche Bank Securities, Inc.	—	(48,886,695)	—	(48,886,695)	—	48,935,267	—	48,935,267	48,572
JPMorgan Chase Bank N.A.	12,046,450	—	(9,911,669)	2,134,781	—	—	—	—	2,134,781
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,120,913	(29,962,500)	(1,113,613)	(29,955,200)	—	29,951,181	—	29,951,181	(4,019)
Morgan Stanley & Co. International PLC	4,129,704	—	(4,238,589)	(108,885)	—	—	—	—	(108,885)
RBC Capital Markets, LLC	—	(46,326,389)	—	(46,326,389)	—	46,435,008	—	46,435,008	108,619

Total	$71,770,384	$(870,712,877)	$(69,917,476)	$(868,859,969)	$(360,000)	$881,224,390	$(683,080)	$880,181,310	$11,369,913

[1]	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $319,069 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

[4]	Net receivable is subject to set-off provision with net payable under the ISDA Master Agreement.

When the Master Portfolio enters into an MRA and an ISDA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Master Portfolio to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Master Portfolio from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Master Portfolio by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

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4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (e.g. inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments including credit risk, equity risk, interest rate risk and/or foreign currency exchange risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Master Portfolio also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or

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received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

The Master Portfolio may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Master Portfolio may invest in various types of barrier options including up-and-out options. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The Master Portfolio invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-style options and may consist of single or multiple OTC options which are priced as a single security. European-style options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Transactions in options written for the year ended September 30, 2014, were as follows:

	Calls			Puts

	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of year	4,027	167,150	$1,713,972	—	185,455	$1,772,241
Options written	58,384	981,873	13,550,700	58,785	11,126,822	20,076,785
Options exercised	(404)	(35,184)	(269,180)	—	(193,400)	(3,020,425)
Options expired	(17,757)	(246,241)	(2,402,636)	(17,095)	(10,073,636)	(5,626,652)
Options closed	(43,155)	(411,560)	(7,188,896)	(41,503)	(568,924)	(7,860,532)

Outstanding options, end of year	1,095	456,038	$5,403,960	187	476,317	$5,341,417

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Master Portfolio enter into swap agreements, in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Master Portfolio for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

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The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2014
		Value
	Consolidated Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
	Net unrealized appreciation/depreciation[1] Unrealized appreciation/depreciation on OTC derivatives;
Interest rate contracts	Swap premiums received; Investments at value — unaffiliated[2] ; Options written at value;	$8,989,147	$8,307,124
Foreign currency exchange contracts	Unrealized appreciation/depreciation on foreign currency exchange contracts; Investments at value — unaffiliated[2] ; Options written at value;	59,661,652	30,247,187
Credit contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation/depreciation on OTC derivatives; Swap premiums received;	10,508,235	12,126,747
Equity contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation/depreciation on OTC derivatives; Investments at value — unaffiliated[2] ; Options written at value;	2,869,081	1,028,818
Total		$82,028,115	$51,709,876

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended September 30, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Apprciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$300,107	$1,718,424
Swaps	(70,032)	(7,941,940)
Options[1]	(3,930,104)	(899,944)
Foreign currency exchange contracts:
Financial futures contracts	(104,494)	—
Foreign currency transactions/translations	(4,688,825)	33,467,878
Swaps	(58,559)	—
Options[1]	(1,964,140)	2,837,917
Credit contracts:
Swaps	(3,271,858)	138,576
Options[1]	(546,806)	(1,043)
Equity contracts:
Financial futures contracts	156,046	(328,607)
Swaps	(664,698)	2,298,267
Options[1]	586,449	425,994
Total	$(14,256,914)	$31,715,522

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	3,117
Average number of contracts sold	4,100
Average notional value of contracts purchased	$576,337,168
Average notional value of contracts sold	$755,786,911
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	57
Average number of contracts - USD sold	34
Average USD amounts purchased	$707,075,482
Average USD amounts sold	$271,828,910
Options:
Average number of option contracts purchased	11,310
Average number of option contracts written	4,805
Average notional value of option contracts purchased	$1,939,427,663
Average notional value of option contracts written	$876,688,335
Average number of swaption contracts purchased	10

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Average number of swaption contracts written	8
Average notional value of swaption contracts purchased	$238,403,241
Average notional value of swaption contracts written	$115,058,470
Structured options:
Average number of units	1
Average notional value	$6,457,500
Credit default swaps:
Average number of contracts - buy protection	65
Average number of contracts - sell protection	83
Average notional value - buy protection	$281,097,389
Average notional value - sell protection	$259,685,264
Interest rate swaps:
Average number of contracts - pays fixed rate	13
Average number of contracts - receives fixed rate	15
Average notional value - pays fixed rate	$250,728,327
Average notional value - receives fixed rate	$143,262,949
Total return swaps:
Average number of contracts	63
Average notional value	$80,575,000

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolio.

For OTC options purchased, the Master Portfolio bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Master Portfolio and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is

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determined at the close of business of the Master Portfolio and any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. Each Master Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

At September 30, 2014, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$363,046		$461,669
Forward foreign currency exchange contracts	43,575,009		14,714,557
Options	23,273,301	[1]	19,254,389
Swaps - Centrally cleared	—		51,133
Swaps - OTC[2]	12,708,713		14,580,362

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	79,920,069		49,062,110

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,010,493)		(689,921)

Total derivative assets and liabilities subject to a MNA	$76,909,576		$48,372,189

[1]

Includes options purchased at value which is included in Investments at value - unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio as of September 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$11,906,495	$(10,925,025)	$(485,000)	—	$496,470
The Bank of New York Mellon	106,747	(106,747)	—	—	—
Barclays Bank PLC	4,670,247	(3,170,069)	(513,466)	—	986,712	[5]
BNP Paribas S.A.	1,977,192	(1,977,192)	—	—	—
Citibank N.A.	9,171,442	(6,999,455)	—	$(1,401,000)	770,987
Credit Suisse International	4,546,752	(4,509,965)	—	—	36,787
Deutsche Bank AG	10,022,144	(10,022,144)	—	—	—
Goldman Sachs Bank USA	1,534,118	(660,226)	—	(600,000)	273,892
Goldman Sachs International	1,549,733	(1,549,733)	—	—	—
HSBC Bank PLC	21,483	(1,667)	—	—	19,816
JPMorgan Chase Bank N.A.	30,285,961	(5,310,920)	—	—	24,975,041
Morgan Stanley & Co. International PLC	96,486	(31,042)	—	—	65,444
Morgan Stanley Capital Services LLC	179,361	(86,070)	—	—	93,291
Royal Bank of Scotland PLC	788,860	(224,682)	—	—	564,178
State Street Bank and Trust Co.	40,005	—	—	—	40,005
TD Securities, Inc.	12,549	—	—	—	12,549
UBS AG	1	—	—	—	1

Total	$76,909,576	$(45,574,937)	$(998,466)	$(2,001,000)	$28,335,173

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$10,925,025	$(10,925,025)	—	—	—
The Bank of New York Mellon	283,796	(106,747)	—	—	$177,049
Barclays Bank PLC	3,170,069	(3,170,069)	—	—	—
BNP Paribas S.A.	2,400,935	(1,977,192)	—	—	423,743
Citibank N.A.	6,999,455	(6,999,455)	—	—	—
Credit Suisse International	4,509,965	(4,509,965)	—	—	—
Deutsche Bank AG	11,071,173	(10,022,144)	—	$(600,000)	449,029
Goldman Sachs Bank USA	660,226	(660,226)	—	—	—

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	93

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Goldman Sachs International	$2,697,164	$(1,549,733)	—	$(600,000)	$547,431
HSBC Bank PLC	1,667	(1,667)	—	—	—
JPMorgan Chase Bank N.A	5,310,920	(5,310,920)	—	—	—
Morgan Stanley & Co. International PLC	31,042	(31,042)	—	—	—
Morgan Stanley Capital Services LLC	86,070	(86,070)	—	—	—
Royal Bank of Scotland PLC	224,682	(224,682)	—	—	—

Total	$48,372,189	$(45,574,937)	—	$(1,200,000)	$1,597,252

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

[5]	Net payable is subject to set-off provision with net receivable under the MRA.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on the percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.20%
$250 Million – $500 Million	0.15%
$500 Million – $750 Million	0.10%
Greater than $750 Million	0.05%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio pays the Manager based on the Master Portfolio’s net assets which includes the assets of the Subsidiary.

The Manager, on behalf of the Master Portfolio, entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Sin-gapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager. Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”) served as a sub-adviser to the Master Portfolio and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the advisory fee paid to the Manager under the Management Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM expired.

For the year ended September 30, 2014, the Master LLC reimbursed the Manager $13,483 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was a sale in the amount of $4,058,494.

94	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfollo

6. Purchases and Sales:

Purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, for the year ended year ended September 30, 2014, were as follows:

Purchases
Non-U.S. Government Securities	$22,877,569,554
U.S. Government Securities	12,555,650,709

Total Purchases	$35,433,220,263

Sales
Non-U.S. Government Securities (including paydowns)	$23,730,908,519
U.S. Government Securities	12,616,745,134

Total Sales	$36,347,653,653

Purchases and sales related to mortgage dollar rolls for the year ended year ended September 30, 2014, were as follows:
Purchases	$10,439,714,998
Sales	$10,440,766,561

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$5,882,666,766

Gross unrealized appreciation	$64,818,280
Gross unrealized depreciation	(41,320,919)

Net unrealized appreciation	$23,497,361

8. Bank Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended September 30, 2014.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	95

Notes to Consolidated Financial Statements (concluded)	Master Total Return Portfolio

by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Consolidated Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Consolidated Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

96	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Master Bond LLC and Investors of Master Total Return Portfolio:

We have audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Master Total Return Portfolio (the “Master Portfolio”) of Master Bond LLC, as of September 30, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended, and the financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Master Total Return Portfolio, the consolidated results of its operations and cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended, and its financial highlights for each of the other periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	97

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Balanced Capital Fund, Inc. (the “Fund”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement” or the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Investment Management, LLC, with respect to the Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by

98	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	99

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performanceof the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, first and fourth quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Fund.

100	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	101

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis, Plc, (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) since 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None

102	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]    The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund/Master LLC’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Laurence D. Fink 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-ended funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	103

Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resources Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]    The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund/Master LLC’s Officers and Directors is available in the Fund/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Corporation/Master LLC and Jennifer McGovern became a Vice President of the Corporation/Master LLC

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian Bank of New York Mellon New York, NY 10286	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

104	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of the shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at
http://www.blackrock.com

2)	Select “Access your account”

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014	105

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

106	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-9/14-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$15,563	$15,563	$0	$0	$15,350	$15,350	$0	$0
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$36,688	$36,163	$0	$0	$13,250	$13,250	$0	$0
Master Total Return Portfolio of Master Bond LLC	$87,613	$80,263	$0	$0	$13,500	$13,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$15,350	$15,350
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$13,250	$13,250
Master Total Return Portfolio of Master Bond LLC	$13,500	$13,500

3

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core

Portfolio of Master Large Cap Series LLC and Master Total Return

Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 2, 2014

5